                                                                    EXHIBIT 10.5

                                LEASE AGREEMENT
                                DEMOCRACY CENTER
                               BETHESDA, MARYLAND


         THIS LEASE AGREEMENT (the "Lease") is made as of the 30th day of July, 1992, by and between DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership (hereinafter referred to as "Landlord"), and SNYDER COMMUNICATIONS, L.P., a Delaware limited partnership (hereinafter referred to as "Tenant").

                                   RECITALS:

         A. Landlord is the developer and owner of an office complex known as Democracy Center, located at 6901-6905 Rockledge Drive, West Bethesda, Maryland, situated on certain real property owned by Landlord (all such real property is referred to herein as the "Land"). Said office complex consists of one 15-story office building, two 9-story office buildings, three surface parking areas, a recreation area, a plaza area and a 2-level below grade parking structure serving all of the office buildings. Said office complex is referred to herein as the "Office Complex."

         B. Tenant desires to lease space in the Office Complex and Landlord is willing to rent space in the Office Complex to Tenant, upon the terms, conditions, covenants and agreements set forth herein.

         NOW, THEREFORE, the parties hereto, intending legally to be bound, hereby covenant and agree as set forth below.


                                   ARTICLE I
                                  THE PREMISES

         1.1 Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the term and upon the terms, conditions, covenants and agreements herein provided, approximately 13, 000 square feet of rentable area on the fifteenth (15th) floor of the fifteen story office building included as part of the Office Complex which office building is known and referred to herein interchangeably either as "Two Democracy Center" or as the "Building." The space which is the subject of this Lease Agreement is hereinafter referred to as the "Premises." The location and configuration of the Premises is outlined in red on Exhibit A attached hereto and made a part hereof.

         1.2 The lease of the Premises includes the right, together with other tenants of the Office Complex and members of the public, to use the common and public areas of the Office Complex subject to the rules and regulations promulgated by Landlord hereunder, but includes no other rights not specifically set forth herein. The lease of the Premises also is subject to the covenants, conditions and restrictions of record.

         1.3 Promptly after the Lease Commencement Date and, if applicable, upon commencement of the Renewal Term described in Rider No. 1 to this Lease, Landlord and Tenant shall enter into an agreement in substantially the form attached as Exhibit D to this Lease, setting forth the exact number of square feet of rentable area included in the Premises. The number of square feet of rentable area included in the Premises shall be determined by Landlord's architect in accordance with the provisions of Exhibit C hereto and Tenant shall have the right to review such calculation. Tenant, at Tenant's sole cost and expense, shall have the right to perform or cause to be performed a field measurement to verify the number of square feet of rentable area in the Premises. If the number of square feet of rentable area included in the Premises, as determined in accordance with the preceding sentence, is different from the number calculated by Landlord's architect, then Landlord and Tenant shall appoint an independent licensed architect who shall be mutually agreeable to both Landlord and Tenant to determine the number of square feet of rentable area in the Premises in accordance with the provisions of Exhibit C attached hereto and made a part hereof. Promptly after the architect jointly appointed by Landlord and Tenant determines the number of square feet of rentable space in the Premises, Landlord and Tenant shall enter into an amendment to this Lease setting forth the exact number of square feet of rentable area included in the Premises, and the Lease shall be deemed amended accordingly.

                                   ARTICLE II
                                      TERM

         2.1 The term of this Lease (hereinafter referred to as the "Lease Term") shall commence on June 5, 1992 (the "Lease Commencement Date") and shall continue through June 15, 1993 unless such Lease Term shall be terminated earlier in accordance with the provisions hereof. The term "Lease Term" shall include any and all renewals and extensions of the term of the Lease.

         2.2 Promptly after the Lease Commencement Date and, if applicable, upon commencement of the Renewal Term described in Rider No. 1 to this Lease, Landlord and Tenant shall execute, in recordable form, a written declaration setting forth the Lease Commencement Date, the date upon which the Lease Term will expire and the other information set forth therein. The form of such declaration is attached hereto as Exhibit D, and is made a part hereof.

         2.3 In the event that delivery of possession of the Premises to Tenant is delayed, regardless of the reasons or causes of such delay, this Lease shall not be rendered void or voidable as a result of such delay, and the term of this Lease shall commence on the Lease Commencement Date. Furthermore, Landlord shall not have any liability whatsoever to Tenant on account of any such delay.

         2.4 For purposes of this Lease, the term "Lease Year" shall mean a period of twelve (12) consecutive calendar months commencing on the first day of the month in which the Lease Commencement Date occurs and each successive twelve (12) month period, except that if the Lease Commencement Date shall occur on a date other than the first day of a month, then the first Lease Year shall also include the period from the Lease Commencement Date to the first day of the following month.

                                  ARTICLE III
                                   BASE RENT

         3.1 Commencing on October 1, 1992 and on the first (1st) day of each and every calendar month thereafter during the balance of first (1st) Lease Year, Tenant shall pay to Landlord as annual base rent for the Premises, without set off, deduction or demand an amount equal to Twelve Thousand Five Hundred Dollars ($12,500.00). Concurrently with the signing of this Lease, Tenant shall pay to Landlord the amount of Twelve Thousand Five Hundred Dollars ($12,500.00), which amount shall be credited by Landlord towards the monthly installment of base rent due for October 1, 1992. Notwithstanding anything to the contrary in this Section 3.1, Tenant shall not be obligated to pay annual base rent for the period commencing June 1, 1993 and continuing through June 15, 1993.

         3.2 All rent shall be paid to Landlord in legal tender of the United States at the address to which notices to Landlord are to be given or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time accept rent after it shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights hereunder.

                                   ARTICLE IV
                                ADDITIONAL RENT

         4.1 Introduction. An integral part of Landlord's leasing program for the Office Complex involves the requirement that all tenants of the Office Complex bear their proportionate share of the costs and expenses incurred each year in the operation of the Office Complex and that the tenants in each of the three buildings in the Office Complex bear their proportionate share of the costs and expenses incurred each year in the operation of the particular building in which such tenants occupy space, above a predetermined base amount. It is the intent and desire of Landlord that such costs and expenses shall be allocated among all the tenants of the Office Complex, and with respect to expenses attributable to any particular building in the Office Complex, among the tenants of that building, in a fair and equitable manner consistent with sound and practical administrative practice. The allocation of any costs and expenses to a particular building rather than to the entire Office Complex shall be made by the managing agent of the Office Complex, in its reasonable discretion and judgment. The operating expenses of the Office Complex are classified into the following three separate categories:

                 (i) The first category is called Basic Operating Charges and consists of the basic administrative and operating costs and expenses incurred in the operation of the Office Complex.

                 (ii) The second category is called Tenant Area Electricity Charges and consists of charges for electrical power furnished to or for the benefit of the tenants of the Office Complex.

                 (iii) The third category is called Tenant Area Janitorial Charges and consists of the costs incurred by Landlord in providing janitorial and char services for the tenants of the Office Complex.

By execution of this Lease, Tenant accepts the basic obligation to pay its proportionate share of the cost increases incurred with respect to the categories of expenses described above. The specific obligations of Tenant with respect to such cost increases shall be governed by the remaining sections of this Article IV.

         4.2     Basic Operating Charges.

                 (a) As additional rent for the Premises, Tenant shall pay to Landlord its proportionate share of the amount by which the Basic Operating Charges (as hereinafter defined) incurred by Landlord in the operation of the Office Complex during any calendar year falling entirely or partly within the Lease Term exceed a sum (the "Basic Operating Charges Base Amount") equal to the product of (i) Five Dollars ($5.00) and (ii) the number of square feet of rentable area in the Office Complex excluding the number of square feet devoted to storage space and parking. For purposes of this Section 4.2, Tenant's proportionate share of such increases shall be that percentage which is equal to a fraction, the numerator of which is the number of square feet of Net Rentable Area in the Premises, and the denominator of which is the total number of square feet of rentable area in the Office Complex excluding the number of square feet devoted to storage space and parking.

                 (b) The Basic Operating Charges shall include the costs and expenses described in subsection (1) below but shall not include the costs and expenses described in subsection (2) below.

                          (1)     Included costs and expenses:

                 (i) Gas, water, sewer and other utility charges (including surcharges) of every type and nature, but excluding electricity charges except to the extent otherwise provided in subsection (1)(x) below.

                 (ii)     Insurance premiums paid by Landlord.

                 (iii) Personnel costs of the Office Complex, including, but not limited to, salaries, wages, fringe benefits and other direct and indirect costs of engineers, superintendents, watchmen, porters and any other personnel related to the management, maintenance, repair and operation of the Office Complex but excluding the costs of any compensation paid to partners of Landlord or officers or directors of the managing agent.

                 (iv) Costs of service and maintenance contracts, including, but not limited to, chillers, boilers, controls, elevators, mail chute, window, security services, and management fees.

                 (v) Except to the extent excluded by subsection (2) below, all other maintenance, supply and repair expenses incurred in connection with the Office Complex which are deductible by Landlord in computing its Federal income tax liability under the tax laws and regulations in effect from time to time when such expenses are incurred.

                 (vi) Depreciation (on a straight-line basis) for capital expenditures made by Landlord (A) to reduce operating expenses if Landlord reasonably shall have determined that the annual reduction in operating expenses which results from such capital expenditure shall exceed the actual charge for depreciation therefor or (B) to comply with applicable laws, rules, regulations, requirements, statutes, ordinances, by-laws and court decisions of all public authorities which are now or hereafter in force ("Legal Requirements").

                 (vii) Any other reasonable costs and expenses incurred by Landlord in cleaning, maintaining or operating the Office Complex.

                 (viii) The reasonable costs of any additional services not provided to the Office Complex at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Office Complex.

                 (ix)     Real Estate Taxes (as hereinafter defined).

                 (x) Common Area Electricity Charges (as hereinafter defined).

                 (xi) Common Area Janitorial Charges (as hereinafter defined).

                          (2)     Excluded costs and expenses:

                 (i) Principal or interest payments on and any other charges paid by Landlord in connection with any mortgages, deeds of trust or other financing encumbrances.

                 (ii) Rental payments (including percentage rent and any increases in base rent) made under any ground lease, except to the extent such rental payments represent payment of Real Estate Taxes (as hereinafter defined).

                 (iii) Leasing commissions payable by Landlord and advertising and promotional expenditures associated with marketing vacant space in the Office Complex.

                 (iv) Deductions for depreciation for the Office Complex, except to the extent included in subsection (1) (vi) above.

                 (v) Capital improvements that are not deducted by Landlord in computing its Federal income tax liability, except to the extent included in subsection (1)(vi) above.

                 (vi) The costs of insurance premiums, special services, tenant improvements and concessions, repairs, maintenance items, or utilities separately chargeable to, or specifically provided for, other individual tenants of the Office Complex.

                 (vii) Costs associated with the operation and maintenance of the garage and parking facilities servicing the Office Complex.

                 (viii) Tenant Area Electricity Charges (as hereinafter defined).

                 (ix) Tenant Area Janitorial Charges (as hereinafter defined).

                 (c) As used above, the term "Real Estate Taxes" shall mean (i) all real estate taxes, including general and special assessments, if any, which are imposed upon Landlord or assessed against the Office Complex and/or the land upon which the Office Complex is situated, (ii) any other present or future taxes or governmental charges that are imposed upon Landlord, or assessed against the Office Complex and/or the land upon which the Office Complex is situated, including, but not limited to, any tax levied on or measured by the rents payable by tenants of the Office Complex, which are in the nature of, or in substitution for, real estate taxes, and (iii) all taxes which are imposed upon Landlord, and which are assessed against the value of any improvements to the Premises made by Tenant or any machinery, equipment, fixtures or other personal property of Tenant used therein.

                 (d) As used above, the term "Common Area Electricity Charges" shall consist of the charges for electrical power consumed in the operation of the public and common areas of the Office Complex.

                 (e) As used above, the term "Common Area Janitorial Charges" shall mean the charges for janitorial and cleaning services and supplies furnished for all public and common areas in the Office Complex.

         4.3     Tenant Area Electricity Charges.   As additional rent for the
Premises, Tenant shall pay to Landlord its proportionate share of the amount by which the Tenant Area Electricity

Charges (as hereinafter defined) incurred by Landlord in the operation of the Office Complex during each calendar year falling entirely or partly within the Lease Term exceed a sum (the "Tenant Area Electricity Base Amount") equal to the product of (i) One Dollar and Sixty Cents ($1.60), and (ii) the total number of square feet of rentable area in the Office Complex, excluding storage space and the rentable area occupied by tenants who pay by separate meter for the electricity furnished to their premises. For purposes of this Section 4.3, Tenant's proportionate share of such increase shall be that percentage which is equal to a fraction, the numerator of which is the number of square feet of Net Rentable Area in the Premises and the denominator of which is the total number of square feet of rentable area in the Office Complex, excluding storage space and the rentable area occupied by tenants who pay by separate meter for electricity furnished to their premises.

         4.4 Tenant Area Janitorial Charges. As additional rent for the Premises, Tenant shall pay to Landlord its proportionate share of the amount by which the Tenant Janitorial Charges (as hereinafter defined) incurred by Landlord in the operation of the Office Complex during each calendar year falling entirely or partly within the Lease Term exceed a sum (the "Janitorial Base Amount") equal to the product of One Dollar ($1.00), and (ii) the number of square feet of rentable area in the Office Complex excluding the rentable area devoted to storage space, parking, and the rentable area occupied by tenants who furnish their own janitorial and cleaning services. For purposes of this Section 4.4, Tenant's proportionate share of such increase shall be that percentage which is equal to a fraction, the numerator of which is the number of square feet of Net Rentable Area in the Premises, and the denominator of which is the total number of square feet of rentable area in the Office Complex, excluding any storage space and the rentable area occupied by tenants who furnish their own janitorial and cleaning services.

         4.5 In the event the average occupancy rate for the entire Office Complex shall be less than ninety-five percent (95%) for any calendar year, for purposes of calculating the additional rent payable by Tenant pursuant to this Article IV for each calendar year, the Basic Operating Charges, Tenant Area Electricity Charges and Tenant Area Janitorial charges (referred to collectively in this Section 4.5 as "Operating Expenses") for such calendar year shall be increased by the respective amounts of additional costs and expenses that Landlord reasonably estimates would have been incurred in each such category of charges if the average occupancy rate for the entire Office Complex had been ninety-five percent (95%) for such calendar year. When making the foregoing calculation, Landlord shall be governed by the following:

                 (1) It is the intent of this provision to permit Landlord to recover for increases in Operating Expenses attributable to occupied space in the entire Office Complex even though the aggregate of such expenses shall have been reduced below either (i) the actual Operating Expenses incurred by Landlord for the preceding calendar year or (ii) the base amounts applicable to such expenses (as set forth in Sections 4.2, 4.3 and 4.4 hereof), whichever is applicable, as a result of vacancies in the Office Complex.

                 (2) It is not the intent of this provision to permit Landlord to recover from Tenant additional rent pursuant to Article IV for any Calendar year which, when added to the total amount of additional rent payable by all tenants of the Office Complex on account of Operating Expenses for such year, will exceed (i) the actual amount of Operating Expenses incurred by Landlord for such year, less (ii) the product of $7.60 multiplied by the average number of square feet of rentable area occupied in the entire Office Complex for such year.

         4.6 In the event that the charges in any of the categories of charges described in Sections 4.2, 4.3 or 4.4 for any calendar year falling entirely or partly within the Lease Term are less than the base amounts applicable to such category, Tenant shall be entitled to a credit in an amount equal to Tenant's proportionate share of the amount by which such base amount exceeds such actual charges. Tenant's proportionate share of such excess shall be determined in accordance with the same ratio provided in Section 4.2, 4.3 or 4.4, as applicable, with respect to the determination of Tenant's proportionate share of increase in such category of expenses. If Tenant is entitled to a credit pursuant to this Section 4.6, such credit shall be applied in reduction of the next installments of base rent or additional rent falling due hereunder. Landlord represents that to the best of its knowledge as of the Lease Commencement Date, the base amounts of the charges set forth in Sections 4.2,
4.3 and 4.4 above approximate the current charges in the Office Complex for such services.

         4.7 Tenant shall make estimated monthly payments to Landlord on account of increases in each of the categories of charges described in Sections 4.2, 4.3 and 4.4 that are expected to be incurred during each calendar year falling entirely or partly within the Lease Term. The amount of such monthly payments shall be determined as follows: At the beginning of the Lease Term, and at the beginning of each calendar year thereafter, Landlord shall submit to Tenant a statement setting forth Landlord's reasonable estimate of the amounts by which the charges in each such category of expenses that are expected to be incurred during such calendar year will exceed the base amounts applicable to each such category, and the computation of Tenant's proportionate share of each such anticipated increase. Tenant shall pay to Landlord on the first day of each month following receipt of such statement during such calendar year an amount equal to Tenant's proportionate share of the anticipated increases in such categories of expenses multiplied by a fraction, the numerator of which is 1, and the denominator of which is the number of months during such calendar year which fall within the Lease Term and follow the date of the foregoing statement. Within ninety (90) days after the expiration of each calendar year, Landlord shall submit to Tenant a statement showing (i) Tenant's proportionate share of the amounts by which the costs and expenses actually incurred in each of the categories described in Sections 4.2, 4.3 and 4.4 during the preceding calendar year exceeded the base amounts applicable to each such category and
(ii) the aggregate amount of the estimated payments made by Tenant on account thereof. If the aggregate amount of such estimated payments exceeds Tenant's actual liability for such increases, Tenant shall deduct the net overpayment from its next estimated payment or payments on account of increases in such categories of charges for the then current year. If Tenant's actual liability for such increases exceeds the estimated payments made by Tenant on account thereof, then Tenant promptly shall pay to Landlord the total amount of such deficiency as additional rent due hereunder.

         4.8 In the event the Lease Term commences or expires on a day other than the first day or the last day of a calendar year, the increases in the categories of charges described in

Sections 4.2, 4.3 and 4.4 to be paid by Tenant for such calendar year shall be apportioned by multiplying the amount of Tenant's proportionate share thereof for the full calendar year by a fraction, the numerator of which is the number of days during such calendar year falling within the Lease Term, and the denominator of which is 365.

         4.9     All payments required to be made by Tenant pursuant to this
Article IV shall be paid to Landlord, without setoff or deduction, in the same manner as base rent is payable pursuant to Article III hereof.

         4.10 Tenant's liability for its proportionate share of the increases in the categories of charges described in Sections 4.2, 4.3 and 4.4 for the last calendar year falling entirely or partly within the Lease Term shall survive the expiration of the Lease Term. Similarly, Landlord's obligation to refund to Tenant the excess, if any, of the amount of Tenant's estimated payments on account of such increases for such last calendar year over Tenant's actual liability therefor shall survive the expiration of the Lease Term.

         4.11 Notwithstanding anything to the contrary in this Article IV and provided Tenant is not otherwise in default under this Lease, Landlord hereby agrees to grant Tenant an abatement of additional rent attributable to Operating Expenses for the first (1st) Lease Year.

                                   ARTICLE V
                                SECURITY DEPOSIT

         5.1 There shall be no security deposit required of Tenant under this Lease.

                                   ARTICLE VI
                                USE OF PREMISES

         6.1 Tenant shall use and occupy the Premises solely for general office purposes and for no other use or purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises for any unlawful purpose or in any manner that will constitute waste, nuisance or unreasonable annoyance to Landlord or other tenants of the Office Complex. Tenant shall comply with all present and future laws, ordinances (including zoning ordinances and land use requirements), regulations, and orders of the United States of America, the State of Maryland, the County of Montgomery and any other public or quasi-public authority having jurisdiction over the Premises, concerning the use, occupancy and condition of the Premises and all machinery, equipment and furnishings therein. Landlord has agreed, pursuant to Paragraph 10 of Exhibit B hereto, to obtain at its expense the initial occupancy permit required for Tenant to lawfully occupy the Premises. It is expressly understood that if any change in the use of the Premises by Tenant, or any alterations to the Premises by Tenant, or any future law, ordinance, regulation or order requires a new or additional permit from, or approval by, any governmental agency having jurisdiction over the Office Complex, such permit or approval shall be obtained by Tenant on its behalf and at its sole expense. Further, Tenant shall comply with all Legal Requirements which shall impose a duty on Landlord or Tenant relating to or as a result of the use or occupancy of the

Premises. Tenant shall pay all fines, penalties and damages that may arise out of or be imposed because of Tenant's failure to comply with the provisions of this Lease.

         6.2 Tenant shall pay any business rent or other taxes that are now or hereafter levied upon Tenant's use or occupancy of the Premises, the conduct of Tenant's business at the Premises, or Tenant's equipment, fixtures or personal property. In the event that any such taxes are enacted, changed or altered so that any of such taxes are levied against Landlord, or the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, Tenant shall pay any and all such taxes to Landlord upon written demand from Landlord.

                                  ARTICLE VII
                           ASSIGNMENT AND SUBLETTING

         7.1     (a)      Tenant shall not have the right to assign, transfer
mortgage or otherwise encumber this Lease or its interest herein without first obtaining the prior written consent of Landlord, which consent may be granted or withheld by Landlord in its sole discretion. No assignment or transfer of this Lease or the right of occupancy hereunder may be effectuated by operation of law or otherwise without the prior written consent of Landlord, which consent may be granted or withheld by Landlord in its sole discretion. If Tenant is a partnership, a withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning, individually or collectively, a controlling interest in Tenant shall be deemed a voluntary assignment of this Lease shall be and subject to the foregoing provisions. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer of a controlling interest of the capital stock of Tenant, shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. However, the preceding sentence shall not apply to corporations the stock of which is traded through a national or regional stock exchange. Any attempted assignment or transfer by Tenant of this Lease or its interest herein without Landlord's consent shall, at the option of Landlord, terminate this Lease. However, in the event of such termination, Tenant shall remain liable for all rent and other sums due under this Lease and all damages suffered by Landlord on account of such breach by Tenant.

                 (b) Notwithstanding the restrictions on assignment set forth in Section 7.1(a) above, Landlord's prior consent shall not be unreasonably withheld with respect to any assignment of this Lease resulting from the merger, consolidation, or other corporate reorganization of Tenant, or the sale or transfer of the capital stock of Tenant, provided that (i) Tenant after such merger, consolidation, reorganization or sale of stock has a creditworthiness (e.g. assets and capitalization) and net worth (which shall be determined on a pro forma basis using generally accepted accounting principles consistently applied and using the most recent financial statements) reasonably acceptable to Landlord, (ii) Tenant after such merger, consolidation, reorganization or sale of stock agrees in writing to be bound by the terms and conditions of this Lease and to assume all of the obligations and liabilities of Tenant under this Lease, (iii) Tenant after such merger, consolidation, reorganization or sale of stock shall conduct substantially the same business on the Premises as that conducted by Tenant or a related business which is a permitted use pursuant to Article VI of the Lease, (iv) Tenant provides Landlord with prior written notice of its intent to assign all or a portion of the Premises not more than ninety (90) nor less than thirty (30) days prior to the date such assignment is to be effective, (v) the character of Tenant after the merger, consolidation, reorganization or sale of stock, as the case may be, and the nature of Tenant's activities on the Premises and in the Office Complex will not adversely affect other tenants in the Office Complex or impair the reputation of the Office Complex as a first-class office building, (vi) the assignment is not a so-called "sham" transaction intended by Tenant to circumvent the provisions of Article VII of the Lease, (vii) Tenant is not in default under any of the terms and provisions of this Lease and (viii) the assignment (A) will not result in an increase in Operating Expenses for the Office Complex beyond that which Landlord now incurs for use by Tenant or (B) will not increase the burden on elevators or other Building systems or equipment over the burden prior to such assignment.

                 (c)      In the event of any such assignment pursuant to
Section 7. 1 (b) above, Tenant shall remain fully liable as a primary obligor and principal for Tenant's obligations and responsibilities under this Lease, including without limitation, the payment of all rent and other charges required hereunder and the performance of all conditions and obligations to be performed under this Lease.

         7.2 Tenant shall not have the right to sublease (which term, as used herein, shall include any type of subrental arrangement and any type of license to occupy) all or any part of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, that it shall not be unreasonable for Landlord to withhold its consent if Tenant is in default hereunder, or if Landlord determines, in its sole, but not arbitrary or capricious, discretion, that the character of the proposed subtenant or the nature of the activities to be conducted by such proposed subtenant would adversely affect the other tenants of the Office Complex or would impair the reputation of the Office Complex as a first-class office building, or that the financial history or credit rating of the proposed subtenant is unacceptable to Landlord or that the character of the business to be conducted or the proposed use of the Premises by the proposed subtenant or assignee (i) is likely to increase operating Expenses for the Building or the Office Complex beyond that which Landlord now incurs for use of by Tenant; (ii) is likely to increase the burden on elevators or other Building systems or equipment over the burden prior to such proposed subletting or assignment; or (iii) violates or is likely to violate any provisions or restrictions contained herein relating to the use or occupancy of the Premises. Furthermore, Tenant shall not have the right to sublease all or any portion of the Premises without first complying with the provisions of subsections (a) through (d) below:

                 (a) Tenant shall give Landlord written notice of its desire to sublease all or a portion of the Premises. Such notice shall specify the portion of the Premises proposed to be sublet and the date such portion is to be made available for subleasing. If Tenant occupies or, as a result of such sublease, would occupy fifty percent (50%) or more of the rentable area in the original Premises, Landlord shall not have the right to retake possession of the portion of the Premises proposed to be sublet.

                 (b) If Tenant occupies, or as a result of such sublease, would occupy less than fifty percent (50%) of the rentable area in the original Premises, Landlord shall have the right to retake possession of the portion of the Premises proposed to be sublet. In such case, Landlord shall notify Tenant in writing, within fifteen (15) days after Landlord's receipt of the notice provided for in subsection (a) above, whether or not Landlord will retake possession of the portion of the Premises proposed to be sublet and thereby delete such portion of the Premises from the Premises being leased to Tenant hereunder. If Landlord elects to retake such portion of the Premises, Landlord shall retake possession of such portion on the date specified in Tenant's notice and Tenant's obligation to pay rent for such portion shall cease on such date. Thereafter, Tenant shall not have any further rights of any kind, including any rights of renewal, in or to the portion of the Premises so retaken. If Landlord does not elect to retake such portion of the Premises within the aforesaid fifteen (15) day period, Tenant shall comply with the provisions of subsection (c) below with respect to any proposed sublease of such portion of the Premises.

                 (c) Tenant shall have the right to sublease any portion of the Premises that Landlord has no right to retake pursuant to subsection (a) above or which Landlord has not elected to retake pursuant to subsection (b) above, provided that Tenant obtains the prior written consent of Landlord to such proposed sublease. Landlord agrees not to unreasonably withhold its consent to any such proposed sublease; provided, however, that it shall not be unreasonable for Landlord to withhold its consent if Tenant is in default hereunder, or if Landlord determines, in its sole, but not arbitrary or capricious, discretion, that the character of the proposed subtenant or the nature of the activities to be conducted by such proposed subtenant would adversely affect the other tenants of the Office Complex or would impair the reputation of the Office Complex as a first-class office building, or that the financial history or credit rating of the proposed subtenant is unacceptable to Landlord or that the character of the business to be conducted or the proposed use of the Premises by the proposed subtenant or assignee (i) is likely to increase operating Expenses for the Building or the Office Complex beyond that which Landlord now incurs for use of by Tenant; (ii) is likely to increase the burden on elevators or other Building systems or equipment over the burden prior to such proposed subletting or assignment; or (iii) violates or is likely to violate any provisions or restrictions contained herein relating to the use or occupancy of the Premises. Notwithstanding the foregoing, Tenant shall in no event have the right to sublease the Premises, or any portion thereof, to more than two (2) subtenants at any one time.

                 (d) Tenant agrees to give Landlord at least thirty (30) days advance written notice of Tenant's intention to sublease a portion of the Premises, along with sufficient information about the proposed subtenant to enable Landlord to make the determination called for by subsection (c) above.

                 (e) Tenant's right to sublease any portion of the Premises that Landlord has not elected to retake pursuant to subsection (a) above shall expire ninety (90) days after the giving of the notice required by subsection (a). Thereafter, Tenant shall have no right to sublease the portion of the Premises described in the notice furnished pursuant to subsection (a), unless Tenant shall have again complied with the procedures set forth in this
Section 7.2. Notwithstanding anything to the contrary in this Section 7.2(e), in the event Tenant's ongoing and continuing negotiations with one (1) prospective subtenant shall extend beyond such ninety (90) day period, Tenant shall not be obligated to repeat the procedures set forth in this Section 7.2, provided that Tenant shall provide Landlord with written notice that its negotiations with such prospective subtenant are continuing. In the event Tenant's negotiations with such prospective subtenant fail after the expiration of such ninety (90) day period, Tenant shall have no right to sublease the portion of the Premises described in the notice furnished pursuant to subsection (a) or subsection (d) above, to another prospective subtenant, unless Tenant shall have again complied with the procedures set forth in this
Section 7.2.

                 (f) Provided Tenant is not in default under any terms and provisions of this Lease, beyond any applicable notice and cure period, Tenant shall be entitled to retain any profit derived from subletting the Premises or any part thereof.

         7.3 Notwithstanding the provisions of Section 7.1 or 7.2 hereof to the contrary, if consent to any assignment or subletting is required by the holder of any mortgage on the Building or the Office Complex, no assignment of this Lease or sublease of all or any portions of the Premises shall be permitted without the prior written consent of such holder. Landlord agrees to use its reasonable efforts to obtain such consent.

         7.4 Notwithstanding the provisions of Sections 7.1 and 7.2 hereof to the contrary, Tenant acknowledges that so long as IBM occupies space in the Building, Tenant shall not be permitted to sublet any portion of the Premises to competitors of IBM. Tenant agrees to submit sufficient information to Landlord about any proposed subtenant at the time Tenant gives Landlord notice of its intention to sublease pursuant to Section 7.2(a) above to enable Landlord and IBM to make a determination as to whether any proposed subtenant is a competitor of IBM. Tenant shall consult with Landlord before refusing any subtenant or making any commitment that may violate this Section 7.4.

         7.5 The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from any and all liability for the performance of all covenants and obligations to be performed by Tenant under this Lease, nor shall the collection or acceptance of rent from any assignee, transferee or subtenant constitute a waiver or release of Tenant from any of its liabilities or obligations under this Lease. Landlord's consent to any assignment or subletting shall not be construed as relieving Tenant from the obligation of complying with the provisions of Sections 7.1 or 7.2 hereof, as applicable, with respect to any subsequent assignment or subletting. For any period during which Tenant is in default hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each subtenant to pay said rent directly to Landlord. Tenant further agrees to submit any and all instruments of assignment and sublease to Landlord for Landlord's prior written approval as to form and substance, which approval shall not be unreasonably withheld, but which instruments shall provide, as an express condition precedent to Landlord's prior approval, that any sublessee or assignee agree to remain jointly and severally liable to Landlord for all obligations imposed by any such agreement of assignment or sublease.

         7.6     (a)      Notwithstanding the above restrictions on subletting
and assignments, Landlord's prior consent shall not be required with respect to any assignment or subletting to an "Affiliate of Tenant" (as hereinafter defined) or a "Parent of Tenant" (as hereinafter defined), provided (i) that such assignee or sublessee has a creditworthiness (e.g. assets and capitalization) and net worth (which shall be determined on a pro forma basis using generally accepted accounting principles consistently applied and using the most recent financial statements) acceptable to Landlord, in Landlord's sole, but not arbitrary or capricious judgment, (ii) that such assignee or sublessee agrees in writing to be bound by the terms and conditions of this lease and to assume all of the obligations and liabilities of Tenant under this Lease, (iii) that such assignee or sublessee shall conduct substantially the same business on the Premises as that conducted by Tenant or a related business which is a permitted use pursuant to Article VI of this Lease, (iv) Tenant provides Landlord with prior written notice of its intent to assign or sublease all or a portion of the Premises not more than ninety (90) nor less than forty-five (45) days prior to the date such assignee or sublessee is to occupy the Premises, (v) that the character of such person or entity and the nature of its activities on the Premises and in the Office Building will not adversely affect other tenants in the Office Building or impair the reputation of the Office Building as a first-class office building, and (vi) that the sublease with such person or entity is not a so-called "sham" transaction intended by Tenant to circumvent the provisions of this Article VII.

                 (b) In the event of any such assignment or subletting pursuant to this Section 7.6, Tenant shall remain fully liable as a primary obligor and principal for Tenant's obligations and responsibilities under this Lease, including without limitation, the payment of all rent and other charges required hereunder and the performance of all conditions and obligations to be performed under this Lease.

                 (c) For purposes of this Section 7.6, an "Affiliate of Tenant" shall mean any corporation, association, trust or partnership (i) which Controls (as herein defined) Tenant or (ii) which is under the Control of Tenant through stock ownership or otherwise or (iii) which is under common Control with Tenant. For the purposes hereof, a "Parent of Tenant" shall mean any corporation, association, trust or partnership (i) which Controls Tenant or
(ii) which owns more than fifty percent (50%) of the issued and outstanding voting securities of Tenant. The terms "Control" or "Controls" as used in this
Section 7.6 shall mean the power to directly or indirectly influence the direction, management or policies of Tenant or such other entity.

                                  ARTICLE VIII
                            MAINTENANCE AND REPAIRS

         8.1 Tenant will keep and maintain the Premises and all fixtures and equipment located therein in clean, safe and sanitary condition, will take good care thereof and make all required repairs thereto, and will suffer no waste or injury thereto. At the expiration or other termination of the Lease Term, Tenant shall leave in the Premises any and all furniture, fixtures, furnishings and equipment (e.g. conference room tables, refrigerators, etc.) which was in the Premises on the Lease Commencement Date and shall surrender the Premises, broom clean, all in the same order and condition in which they are in on the Lease Commencement Date, ordinary wear and tear and unavoidable damage by the elements excepted. Landlord, at its cost, shall install all replacement tubes for the fluorescent light fixtures in the Premises on the Lease Commencement Date. All other bulbs, tubes and lighting fixtures for the Premises shall be provided and installed by Landlord at Tenant's cost and expense.

         8.2 Except as otherwise provided in Article XVII hereof, all injury, breakage and damage to the Premises and to any other part of the Office Complex caused by any act or omission of Tenant, or of any agent, employee, subtenant, contractor, customer or invitee of Tenant, shall be repaired by and at the sole expense of Tenant, except that Landlord shall have the right, at its option, to make such repairs and to charge Tenant for all costs and expenses reasonably incurred by Landlord in light of the urgency, as determined by Landlord in its sole judgment, of the repairs, solely in connection therewith as additional rent hereunder. The liability of Tenant for such costs and expenses shall be reduced by the amount of any insurance proceeds received by Landlord on account of such injury, breakage or damage.

         8.3 Landlord shall keep and maintain the exterior and demising walls, foundations, roof and common areas that form a part of the Building, and the mechanical, electrical, HVAC and plumbing systems, pipes and conduits that are provided by Landlord in the operation of the Building or, on a non-exclusive basis, the Premises in clean, safe, sanitary and operating condition in accordance with standards customarily maintained by first-class office buildings in the Bethesda, Maryland area, and will make all required repairs thereto. All common or public areas of the Office Complex and the land upon which it is situated (including without limitation the first floor lobby area and the exterior landscaping) shall be maintained by Landlord in accordance with standards customarily maintained by first-class office buildings in the Bethesda, Maryland area. Tenant shall promptly provide Landlord with written notice of any defect or need for repairs in or about the Office Complex or the Building of which Tenant is aware; provided, however, Landlord's obligation to repair hereunder shall not be limited to matters of which it has been given notice by Tenant.

                                   ARTICLE IX
                               TENANT ALTERATIONS

         9.1 The Premises shall be delivered to and accepted by Tenant in their present "as-is" condition, except that Landlord (a) shall erect two (2) demising walls in the approximate locations shown on the plan attached hereto as Exhibit A and made a part hereof and (b) shall erect partition walls and a door creating an additional office in the Premises in the approximate location shown on the plan attached hereto as Exhibit A and made a part hereof. It is understood and agreed that, except as provided in the preceding sentence, Landlord will not make, and is under no obligation to make, any structural or other alterations, decorations, additions or improvements in or to the Premises.

         9.2     (a)      Prior to June 15, 1993, Tenant will not make or
permit anyone to make any alterations, decorations, additions or improvements, structural or otherwise, in or to the Premises or the Office Complex, without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion.

                 (b) In the event Tenant (i) renews this Lease in accordance with the provisions of Rider No. 1 attached hereto and made a part hereof and (ii) Landlord does not terminate Tenant's right to renew the Lease Term or the exercise of that right as provided in Section 25.22 hereof and in Rider No. 1, Tenant will not make or permit anyone to make any alterations, decorations (visible to the exterior of the Building or the Office Complex or to the common or public areas of the Building or the Office Complex), additions or improvements (hereinafter referred to collectively as "improvements") , structural or otherwise, in or to the Premises or the Office Complex, without the prior written consent of Landlord. Improvements to the interior of the Premises which (i) are not readily visible to the exterior of the Building or the Office Complex or the common and public areas thereof, (ii) are not structural, (iii) do not affect the electrical or mechanical systems within the Building and (iv) are otherwise in conformance with all applicable building, zoning and other codes or regulations affecting the Building and the Office Complex, shall be subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. When granting its consent, Landlord may impose any conditions it deems appropriate, including, without limitation, the approval of plans and specifications, approval of the contractor or other persons who will perform the work, and the obtaining of required permits and specified insurance. All improvements permitted by Landlord must conform to and comply with all rules and regulations established from time to time by the Underwriters' Association of the State of Maryland and to all laws, regulations and requirements of the Federal, State and local governments. Landlord's review and approval of any such plans and specifications and consent to perform work described therein shall not be deemed an agreement by Landlord that such plans, specifications and work conform with all applicable Legal Requirements and requirements of the insurers of the Office Complex ("Insurance Requirements") nor deemed a waiver of Tenant's obligations under this Lease with respect to Legal Requirements and Insurance Requirements nor impose any liability or obligation upon Landlord with respect to the completeness, design sufficiency or compliance with Legal Requirements or Insurance Requirements of such plans, specifications and work. As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written, unconditional waivers of mechanic's and materialmen's liens against the Office Complex and the land upon which it is situated from all proposed contractors, subcontractors, laborers and material suppliers for all work, labor and services to be performed and materials to be furnished in connection with improvements to the Premises. If, notwithstanding the foregoing, any mechanic's or materialmen's lien is filed against the Premises, the Office Complex and/or the land upon which it is situated, for work claimed to have been done for, or materials claimed to have been furnished to, the Premises, such lien shall be discharged by Tenant within twenty (20) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by the filing of a surety bond in form and substance acceptable to Landlord.
If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge such lien and treat the cost thereof (including attorneys' fees incurred in connection therewith) as additional rent payable with the next monthly installment of base rent falling due; it being expressly agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging such lien. It is understood and agreed that any improvements to the Premises, other than those made by Landlord pursuant to Exhibit B, shall be conducted on behalf of Tenant, and that Tenant shall be fully responsible therefor. It is further understood and agreed that in the event Landlord shall give its written consent to the making of any improvements to the Premises, such written consent shall not be deemed to be an agreement or consent by Landlord to subject its interest in the Premises, the Office Complex or the land upon which it is situated to any mechanic's or materialmen's liens which may be filed in connection therewith.

         9.3 Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, liabilities and damages based on or arising, directly or indirectly, by reason of the making of any improvements to the Premises by Tenant, or its contractors, agents or employees. If any improvements are made without the prior written consent of Landlord, Landlord shall have the right to remove and correct such improvements and restore the Premises to their condition immediately prior thereto, and Tenant shall be liable for all expenses incurred by Landlord in connection therewith. All improvements to the Premises or the Office Complex made by either party shall remain upon and be surrendered with the Premises as a part thereof at the end of the Lease Term, except that if Tenant is not in default under this Lease, Tenant shall have the right to remove, prior to the expiration of the Lease Term, all movable furniture, furnishings and equipment installed in the Premises solely at the expense of Tenant. All damage and injury to the Premises or the Office Complex caused by such removal shall be repaired by Tenant at Tenant's sole expense. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the Premises as a part thereof.

                                   ARTICLE X
                             SIGNS AND FURNISHINGS

         10.1 No sign, advertisement or notice referring to Tenant shall be inscribed, painted, affixed or otherwise displayed on any part of the exterior or the interior of the Office Complex, except on the directories and doors of offices and such other areas as are designated by Landlord, and then only in such place, number, size, color and style as are approved by Landlord and are in accordance with any applicable Montgomery County building code or zoning regulation. All of Tenant's signs that are approved by Landlord shall be installed by Landlord at Tenant's cost and expense. If any sign, advertisement or notice that has not been approved by Landlord is exhibited or installed by Tenant, Landlord shall have the right to remove the same at Tenant's expense. Landlord shall have the right to prohibit any advertisement of or by Tenant which in its opinion tends to impair the reputation of the Office Complex or its desirability as a first class office building and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement. Landlord reserves the right to affix, install and display signs, advertisements and notices on any part of the exterior or interior of the Office Complex.

         10.2 Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment and fixtures, which, if considered necessary by the Landlord, shall be installed in such manner as Landlord directs in order to distribute their weight adequately. Any and all damage or injury to the Premises or the Office Complex caused by moving the property of Tenant into or out of the Premises, or due to the same being in or upon the Premises, shall be repaired at the sole cost of Tenant. No furniture, equipment or other bulky matter of any description will be received into the Office Complex or carried in the elevators except as approved by Landlord, and all such furniture, equipment and other bulky matter shall be delivered only through the designated delivery entrance of the Office Complex and the designated freight elevator. All moving of furniture, equipment and other materials shall be under the supervision of Landlord, who shall not, however, be responsible for any damage to or charges for moving the same.

Tenant agrees to remove promptly from the sidewalks adjacent to the Office Complex any of Tenant's furniture, equipment or other material there delivered or deposited.

                                   ARTICLE XI
                               TENANT'S EQUIPMENT

         11.1 Tenant will not install or operate in the Premises any electrically operated equipment or machinery that operates on greater than 110 volt power without first obtaining the prior written consent of Landlord. Landlord may condition such consent upon the payment by Tenant of additional rent in compensation for the excess consumption of electricity or other utilities and for the cost of any additional wiring or apparatus that may be occasioned by the operation of such equipment or machinery. Tenant shall not install any equipment of any type or nature that will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system or electrical system of the Premises or the Office Complex, without first obtaining the prior written consent of Landlord. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Office Complex or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Office Complex shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to reduce such noise and vibration to a level satisfactory to Landlord.

                                  ARTICLE XII
                             INSPECTION BY LANDLORD

         12.1 Tenant will permit Landlord, or its agents or representatives, to enter the Premises, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect and protect the Premises and the Office Complex, to make such alterations or repairs as in the sole judgment of Landlord may be deemed necessary, or to exhibit the same to prospective tenants during the last one hundred eighty (180) days of the Lease Term. In connection with any such entry, Landlord shall endeavor to provide twenty-four (24) hours prior to notice to Tenant (except in the case of an emergency) and to minimize the disruption to Tenant's use of the Premises. Notwithstanding anything to the contrary in this Section 12.1, Landlord, its agents and representatives, retain the unequivocal right to show the Premises to Vitro Corporation, its affiliates or parent or any of their representatives or agents at any time upon reasonable prior telephonic notice to Tenant.

                                  ARTICLE XIII
                                   INSURANCE

         13.1 Tenant shall not conduct or permit to be conducted any activity, or place any equipment in or about the Premises or the Building, which will in any way increase the rate of fire insurance or other insurance on the Building. If any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment of Tenant in or about the Premises or the Building, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for the amount of such increase. Tenant shall reimburse Landlord for such amount upon written demand from Landlord and such sum shall be considered additional rent payable hereunder.

         13.2 Throughout the Lease Term, Landlord shall insure the Building of which the Premises are a part against loss due to fire and other casualties included in standard extended coverage insurance policies in an amount equal to at least 90% of the replacement cost thereof, exclusive of architectural and engineering fees, excavation, footings and foundations. Such insurance shall also cover the initial tenant improvements installed in the Premises by Landlord in accordance with Exhibit B hereto, but shall not cover Tenant's furniture, fixtures, equipment or other personal property of Tenant on the Premises.

         13.3 Throughout the Lease Term, Tenant shall insure the contents of the Premises, including its furnishings, fixtures and equipment used or installed in the Premises by Tenant, and any other personal property of Tenant in the Premises, against loss due to fire and other casualties included in standard extended coverage insurance policies, in minimum amounts reasonably approved by Landlord from time to time. Throughout the Lease Term, Tenant shall obtain and maintain comprehensive public liability insurance in a company or companies licensed to do business in the State of Maryland and reasonably approved by Landlord. Such insurance shall be for coverage equivalent to a comprehensive single limited policy of not less than Two Million Dollars ($2,000,000.) and shall be issued for a minimum term of one (1) year. In addition, said policies of insurance shall name Landlord, including the constituent partners of Landlord, Boston Properties, Inc. as managing agent of the Office Complex, and, if requested, the holder of any mortgage or deed of trust secured by the Office Complex as additional insureds. If requested by Landlord, receipts or certificates evidencing payment of the premiums for such insurance shall be delivered by Tenant at least annually. Each such policy shall contain an endorsement prohibiting cancellation or reduction of coverage without first giving Landlord and the holder of any mortgage or deed of trust on the Building at least thirty (30) days' prior written notice of such proposed action.

         13.4 Tenant hereby waives its right of recovery against Landlord and releases Landlord from any claim arising out of losses, claims, casualties or other damages for which Landlord may otherwise be liable to the extent Tenant is either required to maintain insurance pursuant to this Article XIII or receives insurance proceeds on account thereof. Landlord hereby waives its right of recovery against Tenant and releases Tenant from any claim arising out of losses, claims, casualties or other damages for which Tenant may otherwise be liable to the extent Landlord is either required to maintain insurance pursuant to this Article XIII or receives insurance proceeds on account thereof. Each policy obtained by the either party pursuant to the provisions of this Article XIII shall include a waiver of the insurer's right of subrogation against the other party, and shall contain an endorsement to the effect that any loss payable under such policy shall be payable notwithstanding any act or negligence of such other party, or its agents, contractors or employees, which might, absent such agreement, result in the forfeiture of payment for such loss.

                                  ARTICLE XIV
                             SERVICES AND UTILITIES

         14.1    (a)      Landlord shall furnish to the Premises year-round
ventilation and air conditioning and heat during the seasons when they are required, as determined in Landlord's reasonable judgment. Landlord shall also provide reasonably adequate electricity, water, exterior window-cleaning service, and char and janitorial service after 6:00 p.m. on Monday through Friday only (excluding legal holidays), as determined in Landlord's reasonable judgment, and in accordance with standards customarily provided in first class office buildings in the Bethesda, Maryland area. Landlord will also provide elevator service; provided, however, that Landlord shall have the right to remove elevators from service as may be required for moving freight, or for servicing and maintaining the elevators or the Office Complex. At least one elevator cab shall be available for use by Tenant at all times. The normal hours of operation of the Office Complex will be 7:30 a.m. to 7:00 p.m. on Monday through Friday (except legal holidays), and 8:00 a.m. to 2:00 p.m. on Saturday (except legal holidays). There will be no normal hours of operation of the Office Complex on Sundays or legal holidays and Landlord shall not be obligated to maintain or operate the Office Complex at such times unless special arrangements are made by Tenant. The services and utilities required to be furnished by Landlord, other than electricity and water, will be provided only during the normal hours of operation of the Office Complex, except as otherwise specified herein. It is agreed that if Tenant requires air conditioning or heat beyond the normal hours of operation set forth herein, Landlord will furnish such air conditioning or heat, provided Tenant gives Landlord's agent sufficient advance notice of such requirement and Tenant agrees to pay for the cost of such extra service in accordance with Landlord's then current schedule of costs and assessments for such extra service.
Landlord agrees to provide a security system in the Office Complex comparable to security systems in first class office buildings in the Bethesda, Maryland area, which shall permit Tenant to have access to the Premises on a 24-hour, seven-days-a-week basis.

                 (b) Landlord, at the time of the execution of this Lease, has no intent to eliminate or to close the health club available to tenants occupying the Office Complex. Landlord agrees that for so long as Tenant is a tenant in the Office Complex and the health club remains open to all tenants of the Office Complex, tenant shall have the right, along with other tenants in the Office Complex and subject to Tenant's paying the applicable fees and complying with all applicable rules governing the use of the health club, to use the health club. The preceding sentence notwithstanding, Landlord agrees that, provided the health club is open to tenants occupying the Office Complex, prior to June 15, 1993, eight (8) employees of Tenant shall have the right to use the health club without paying the membership charge. Neither Landlord nor Boston Properties, Inc., Landlord's agent, shall have any liability to Tenant or its employees, agents, invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, expense, compensation or claim whatsoever arising out of the use of the health club and exercise facilities in and around the Building and the Office Complex by Tenant or its employees, agents, invitees, licensees, customers, clients, family members or guests. Further, Tenant agrees to indemnify and save harmless Landlord and Boston Properties, Inc. from and against any and all such damages, injuries, losses, expenses, compensation or claims (including attorneys' fees) arising from the use of the health club or exercise facilities by Tenant or its employees, agents, invitees, licensees, customers, clients, family members or guests, the gross negligence or willful misconduct of Landlord, its employees and agents excepted.

         14.2 It is understood and agreed that Landlord shall not have any liability to Tenant whatsoever as a result of Landlord's failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder, whether resulting from breakdown, removal from service for maintenance or repairs, strikes, scarcity of labor or materials, acts of God, governmental requirements or from any other cause whatsoever. It is further agreed that any such failure or inability to furnish the utilities or services required hereunder shall not be considered an eviction, actual or constructive, of Tenant from the Premises, and shall not entitle Tenant to terminate this Lease or to an abatement of any rent payable hereunder.

         14.3    (a)      Notwithstanding provisions of Section 14.2 to the
contrary, if (i) the services described in Section 14.1 hereof are interrupted for a period of more than fifteen (15) consecutive business days, (ii) Landlord has not commenced or is not diligently pursuing curing such interruption, (iii) such interruption is not the result of strikes, unavailability of parts or other materials, or any other cause beyond Landlord's control, and (iv) such interruption renders all or a substantial portion of the Premises unusable by Tenant, then Tenant shall be entitled to a pro rata abatement of rent beginning on the sixteenth (16th) consecutive business day that the Premises are unusable and continuing until the use of the Premises is restored to Tenant.

                 (b) Landlord will use its best efforts (including, in Landlord's sole discretion, reasonable expenditures of money) to cause the restoration of any interrupted utility services; further, should any equipment or machinery in the Building break down so as to render the Premises unusable by Tenant, Landlord shall promptly repair or replace it (subject to delays which result from strikes, unavailability of parts or other materials, or other matters beyond Landlord's control).

         14.4 The parties hereto agree to comply with all mandatory and voluntary energy conservation controls and requirements applicable to office buildings that are imposed or instituted by the Federal, State of Maryland or Montgomery County governments, including without limitation, controls on the permitted range of temperature settings in office buildings, and requirements necessitating curtailment of the volume of energy consumption or the hours of operation of the Office Complex. Any terms or conditions of this Lease that conflict or interfere with compliance with such controls or requirements shall be suspended for the duration of such controls or requirements. It is further agreed that compliance with such controls or requirements shall not be considered an eviction, actual or constructive, of Tenant from the Premises and shall not entitle Tenant to terminate this Lease or to an abatement of any rent payable hereunder.

         14.5 Tenant shall reimburse Landlord for any excess water usage in the Premises. "Excess water usage" shall mean the excess of Tenant's water usage during any billing period for water services over the estimated average water usage during the same period for other tenants of the Office Complex, as computed by Landlord.

                                   ARTICLE XV
                             LIABILITY OF LANDLORD

         15.1 Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim, including, but not limited to, claims for the interruption of or loss to Tenant's business, based on, arising, out of or resulting from any cause whatsoever, including but not limited to the following: repairs to any portion of the Premises or the Office Complex; interruption in the use of the Premises; any accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of elevators, or of the heating, cooling, electrical or plumbing equipment or apparatus; the termination of this Lease by reason of the destruction of the Premises, the Building or the Office Complex; any fire, robbery, theft, mysterious disappearance or any other casualty; the actions of any other tenants of the Office Complex or of any other person or persons; and any leakage in any part or portion of the Premises or the Office Complex, or from water, rain or snow that may leak into, or flow from, any part of the Premises or the Office Complex, or from drains, pipes or plumbing fixtures in the Office Complex. Any goods, property or personal effects stored or placed by Tenant or its employees in or about the Premises or Office Complex shall be at the sole risk of Tenant, and Landlord shall not in any manner be held responsible therefor. It is understood that the employees of Landlord are prohibited from receiving any packages or other articles delivered to the Office Complex for Tenant, and if any such employee receives any such package or articles, such employee shall be acting as the agent of Tenant for such purposes and not as the agent of Landlord. Notwithstanding the foregoing provisions of this
Section 15.1, Landlord shall not be released from liability to Tenant for damage or injury caused by the willful misconduct or gross negligence of Landlord, its employees or agents; provided, however, in no event shall Landlord have any liability to Tenant for any claims based on the interruption of or loss to Tenant's business.

         15.2 Tenant hereby agrees to indemnify and hold Landlord harmless from and against all costs, damages, claims, liabilities and expenses (including attorneys' fees and any costs of litigation) suffered by or claimed against Landlord, directly or indirectly, based on, arising out of or resulting from (i) Tenant's use and occupancy of the Premises or the business conducted by Tenant therein, (ii) any accident, injury or damage whatsoever caused to any person, or the property of any person, occurring on or about the Premises during the Lease Term, the gross negligence or willful misconduct of Landlord, its employees and agents excepted, (iii) any act or omission to act by Tenant or its employees, contractors, agents, licensees, or invitees, or (iv) any breach or default by Tenant in the performance or observance of its covenants or obligations under this Lease.

         15.3 In the event that at any time Landlord shall sell or transfer title to the Building or the Office Complex, provided the purchaser or transferee assumes the obligations of Landlord hereunder, Landlord named herein shall not be liable to Tenant for any obligations or liabilities based on or arising out of events or conditions occurring on or after the date of such sale or transfer. Furthermore, Tenant agrees to attorn to any such purchaser or transferee upon all the terms and conditions of this Lease.

         15.4 In the event that at any time during the Lease Term Tenant shall have a claim against Landlord, Tenant shall not have the right to deduct the amount allegedly owed to Tenant from any rent or other sums payable to Landlord hereunder, it being understood that Tenant's sole remedy for recovering upon such claim shall be to institute an independent action against Landlord.

         15.5 Tenant agrees that in the event Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall be limited to execution against the estate and interest of Landlord in the Office Complex. In no event shall any other assets of Landlord, any partner of Landlord, or any other person or entity be available to satisfy, or be subject to, such judgment nor shall any partner of Landlord or any other person or entity be held to have any personal liability for satisfaction of any claims or judgments that Tenant may have against Landlord or any constituent partner of Landlord in such partner's capacity as a partner of Landlord.

                                  ARTICLE XVI
                             RULES AND REGULATIONS

         16.1 Tenant and its agents, employees, invitees, licensees, customers, clients, family members, guests and permitted subtenants shall at all times abide by and observe the rules and regulations attached hereto as Exhibit B. In addition, Tenant and its agents, employees, invitees, licensees, customers, clients, family members, guests and permitted subtenants shall abide by and observe all other rules or regulations that Landlord may promulgate from time to time for the operation and maintenance of the Office Complex, provided that notice thereof is given to Tenant and such rules and regulations are not inconsistent with the provisions of this Lease. Nothing contained in this Lease shall be construed as imposing upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for the violation of such rules or regulations by any other tenant or its employees, agents, business invitees, licensees, customers, clients, family members or guests. If there is any inconsistency between this Lease and the Rules and Regulations set forth in Exhibit B, this Lease shall govern.

                                  ARTICLE XVII
                             DAMAGE OR DESTRUCTION

         17.1 If, during the Lease Term, the Premises or the Building are totally or partially damaged or destroyed from any cause, thereby rendering the Premises totally or partially inaccessible or unusable, Landlord shall diligently (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company involved) restore and repair the Premises and the Building to substantially the same condition they were in prior to such damage; provided, however, if in the sole and reasonable judgment of Landlord the repairs and restoration cannot be completed within one hundred twenty (120) days after the occurrence of such damage, including the time needed for removal of debris, preparation of plans and issuance of all required governmental permits, Landlord shall have the right, at its sole option, to terminate this Lease by giving written notice of termination to Tenant within forty-five (45) days after the occurrence of such damage. Landlord shall use reasonable efforts not to discriminate against Tenant in determining whether to exercise its right to terminate this Lease in accordance with the provisions of this Section 17.1.

         17.2 If Landlord determines, in its sole but reasonable judgment, that the repairs and restoration cannot be substantially completed within one hundred eighty (180) days after the date of such damage or destruction, Landlord shall promptly notify Tenant of such determination. For a period of thirty (30) days after receipt of such determination, Tenant shall have the right to terminate this Lease by providing written notice to Landlord. If Tenant does not elect to terminate this Lease within such thirty (30) day period, and provided that Landlord has not elected to terminate this Lease, Landlord shall proceed to repair and restore the Premises (including the means of access thereto) and the Building. Notwithstanding the foregoing, Tenant shall not have the right to terminate this Lease if the act or omission of Tenant, or any of its employees, agents, licensees, subtenants, customers, clients, family members or guests, shall have caused the damage or destruction.

         17.3    If this Lease is terminated pursuant to Section 17.1 or
Section 17.2 above, all rent payable hereunder shall be apportioned and paid to the effective date of the occurrence of such damage or destruction, and Tenant shall have no further rights or remedies as against Landlord pursuant to this Lease, or otherwise. If this Lease is not terminated as a result of such damage, and provided that such damage was not caused by the act or omission to act of Tenant, or any of its employees, agents, licensees, subtenants, invitees, customers, clients, family members or guests, until the repair and restoration of the Premises is completed Tenant shall be required to pay base rent and additional rent only for that part of the Premises that Tenant is able to use while repairs are being made, based on the ratio that the amount of usable Net Rentable Area bears to the total Net Rentable Area in the Premises. Landlord shall bear the costs and expenses of repairing and restoring the Premises, except that if such damage or destruction was caused by the act or omission to act of Tenant, or any of its employees, agents, licensees, subtenants, invitees, customers, clients, family members or guests, upon written demand from Landlord, Tenant shall pay to Landlord the amount by which such costs and expenses exceed the insurance proceeds, if any, received by Landlord on account of such damage or destruction. Provided, however, that Landlord shall not be obligated to restore the Premises if the estimated cost of such restoration, as prepared by Landlord's architect, exceeds the amount of insurance proceeds available to Landlord for such restoration by more than 10% of such amount.

         17.4    If Landlord repairs and restores the Premises as provided in
Section 17.1, Landlord shall not be required to repair or restore any decorations, alterations or improvements to the Premises previously made by or at the expense of Tenant or any trade fixtures, furnishings, equipment or personal property belonging to Tenant. It shall be Tenant's sole responsibility to repair and restore all such items.

         17.5 Notwithstanding anything to the contrary contained herein, if the Building is damaged or destroyed from any cause to such an extent that the costs of repairing and restoring the Building would exceed fifty percent (50%) of the replacement value of the Building, whether or not the Premises are damaged or destroyed, Landlord shall have the right to terminate this Lease by written notice to Tenant, provided the leases of all other tenants in the Building are similarly terminated. This right of termination shall be in addition to any other right of termination provided in this Lease.

                                 ARTICLE XVIII
                                  CONDEMNATION

         18.1 If the whole or a substantial part (as hereinafter defined) of the Premises, or the use or occupancy of the Premises, shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose including a sale thereof under threat of such a taking), then this Lease shall terminate on the date title thereto vests in such governmental or quasi-governmental authority, and all rent payable hereunder shall be apportioned as of such date. If less than a substantial part of the Premises, or the use or occupancy thereof, is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), this Lease shall continue in full force and effect, but the base rent and additional rent thereafter payable hereunder shall be equitably adjusted (on the basis of the ratio of the number of square feet of Net Rentable Area taken to the total Net Rentable Area in the Premises prior to such taking) as of the date title vests in the governmental or quasi-governmental authority. For purposes of this Section 18.1, a substantial part of the Premises shall be considered to have been taken if more than one-third (1/3) of the Premises is rendered unusable as a result of such taking.

         18.2 All awards, damages and other compensation paid by the condemning authority on account of such taking or condemnation (or sale under threat of such a taking) shall belong to Landlord, and Tenant hereby assigns to Landlord all rights to such awards, damages and compensation. Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of furnishings, equipment and trade fixtures installed in the Premises at Tenant's expense and for relocation expenses, provided that such claim does not in any way diminish the award or compensation payable to or recoverable by Landlord in connection with such taking or condemnation.

                                  ARTICLE XIX
                               DEFAULT BY TENANT

         19.1 The occurrence of any of the following shall constitute a default by Tenant under this Lease:

                 (a) If Tenant shall fail to pay any installment of base rent or additional rent when due, or shall fail to pay when due any other payment required by this Lease and such failure shall remain uncured for a period of five (5) days after Landlord notifies Tenant of such failure; provided, however, that Landlord shall not be required to give Tenant more than two (2) such written notices in any twelve (12) month period.

                 (b) If Tenant shall violate or fail to perform any other term, condition, covenant or agreement to be performed or observed by Tenant under this Lease and such violation or failure shall continue uncured for a period of twenty (20) days after Landlord notifies Tenant in writing of such violation or failure. If such violation or failure is not capable of being cured within such twenty (20) day period, Tenant shall not be deemed to be in default hereunder if Tenant commences curative action within such twenty (20) day period and proceeds diligently and in good faith thereafter to cure such violation or failure until completion.

                 (c)      If Tenant shall abandon the Premises.

                 (d) If an Event of Bankruptcy, as defined in Section 20.1 of this Lease, shall occur.

         19.2 If Tenant shall be in default under this Lease, Landlord shall have the right, at its sole option, to terminate this Lease. With or without terminating this Lease, Landlord may re-enter and take possession of the Premises and the provisions of this Article XIX shall operate as a notice to quit, any other notice to quit or of Landlord's intention to re-enter the Premises being hereby expressly waived. If necessary, Landlord may proceed to recover possession of the Premises under and by virtue of the laws of the State of Maryland, or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, however, to the right of Landlord to recover from Tenant all rent and other sums due under this Lease. Whether or not this Lease is terminated by reason of Tenant's default, Landlord may, but shall not be obligated to, relet the Premises for such rent and upon such terms as are not unreasonable under the circumstances, and if the full rental provided herein plus the costs, expenses and damages hereafter described shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in base rent and additional rent, reasonable attorneys' fees, brokerage fees, and the expenses of placing the Premises in first class rentable condition. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof, or any failure to collect any rent due or accrued upon such reletting (provided, however, that Landlord shall endeavor to act diligently in collecting any rent due or accrued upon such reletting), to the end and intent that Landlord may elect to hold Tenant liable for the base rent, additional rent, and any and all other items of cost and expense which Tenant shall have been obligated to pay throughout the remainder of the Lease Term. Any damages or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Landlord's option, may be deferred until the expiration of the Lease Term, in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of the Lease Term. The provisions contained in this Section 19.2 shall be in addition to, and shall not prevent the enforcement of, any claim Landlord may have against Tenant for anticipatory breach of this Lease.

         19.3 All rights and remedies of Landlord set forth herein are in addition to all other rights and remedies available to

Landlord at law or in equity. All rights and remedies available to Landlord hereunder or at law or in equity are expressly declared to be cumulative. The exercise by Landlord of any such right or remedy shall not prevent the concurrent or subsequent exercise of any other right or remedy. No delay in the enforcement or exercise of any such right or remedy shall constitute a waiver of any default by Tenant hereunder or of any of Landlord's rights or remedies in connection therewith. Landlord shall not be deemed to have waived any default by Tenant hereunder unless such waiver is set forth in a written instrument signed by Landlord. If Landlord waives in writing any default by Tenant, such waiver shall not be construed as a waiver of any covenant, condition or agreement set forth in this Lease except as to specific circumstances described in such written waiver.

         19.4 If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, neither shall the same constitute a waiver of default or of any other covenant, condition or agreement set forth herein nor of any of Landlord's rights hereunder. Neither the payment by Tenant of a lesser amount than the installments of base rent, additional rent or of any sums due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of rent or other sums payable hereunder shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sums or to pursue any other remedy available to Landlord. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

         19.5 If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act. If Landlord elects to make such payment or do such act, all costs and expenses incurred by Landlord, plus interest thereon at the rate per annum which is two percent (2%) higher than the "prime rate" then being charged by Riggs National Bank of Washington, D.C., from the date paid by Landlord to the date of payment thereof by Tenant, shall be immediately paid by Tenant to Landlord; provided however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. The taking of such action by Landlord shall not be considered as a cure of such default by Tenant or prevent Landlord from pursuing any remedy it is otherwise entitled to in connection with such default.

         19.6 If Tenant fails to make any payment of base rent or of additional rent on or before the date such payment is due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such payment. In addition, such payment shall bear interest at the rate per annum which is two percent (2%) higher than the "prime rate" then being charged by Riggs National Bank of Washington, D.C. from the date such payment became due to the date of payment thereof by Tenant; provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute additional rent due and payable hereunder with the next installment of base rent due hereunder.

         19.7 Landlord shall have a lien upon, and Tenant hereby grants to Landlord a security interest in all personal property and equipment of Tenant located in the Premises, as security for the payment of all rent and the performance of all other obligations of Tenant required by this Lease. In order to perfect and enforce said lien and security interest, Tenant agrees to execute all required financing statements. At any time after a default by Tenant hereunder, Landlord may seize and take possession of any and all personal property and equipment belonging to Tenant which may be found in and upon the Premises. If Tenant fails to redeem the personal property and equipment so seized by payment of all sums due Landlord under and by virtue of this Lease, Landlord shall have the right, after twenty
(20) days' written notice to Tenant, to sell such personal property and equipment so seized at public or private sale and upon such terms and conditions as to Landlord may appear advantageous. After the payment of all proper charges incident to such sale, the proceeds thereof shall be applied to the payment of any and all sums due to Landlord pursuant to this Lease. In the event there shall be any surplus remaining after the payment of all sums due to Landlord, such surplus shall be paid over to Tenant.

                                   ARTICLE XX
                                   BANKRUPTCY

         20.1    The following shall be Events of Bankruptcy under this Lease:

                 (a) Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code (the "Bankruptcy Code"), or under the insolvency laws of any state, district, commonwealth or territory of the United States (the "Insolvency Laws");

                 (b) The appointment of a receiver or custodian for any or all of Tenant's property or assets, or the institution of a foreclosure action upon any of Tenant's real or personal property;

                 (c) The filing of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws;

                 (d) The filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either (i) is not dismissed within thirty (30) days of filing, or (ii) results in the issuance of an order for relief against the debtor; or

                 (e) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

         20.2    (a)      Upon occurrence of an Event of Bankruptcy, Landlord
shall have all rights and remedies available to Landlord pursuant to Article XIX, provided that while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending and only for so long as Tenant or its Trustee in Bankruptcy (hereafter referred to as "Trustee") is in compliance with the provisions of Sections 20.2 (b) , (c) and (d) below, Landlord shall not exercise its rights and remedies pursuant to Article XIX.

                 (b) In the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease pursuant to Section 20.2(a) shall be subject to the rights of the Trustee to assume or assign this Lease. Trustee shall not have the right to assume or assign this Lease unless Trustee promptly
(i) cures all defaults under this Lease, (ii) compensates Landlord for monetary damages incurred as a result of such defaults, and (iii) provides adequate assurance of future performance on the part of Tenant as debtor in possession or on the part of the assignee tenant.

                 (c) Landlord and Tenant hereby agree in advance that adequate assurance of future performance, as used in Section 20.2(b) above, shall mean that all of the following minimum criteria must be met: (i) Tenant's gross receipts in the ordinary course of business during the thirty (30) day period immediately preceding the initiation of the case under the Bankruptcy Code must be at least two (2) times greater than the next monthly installment of annual base rent and additional rent due under this Lease; (ii) both the average and median of Tenant's gross receipts in the ordinary course of business during the six (6) month period immediately preceding the initiation of the case under the Bankruptcy Code must be at least (2) times greater than the next monthly installment of annual base rent and additional rent due under this Lease; (iii) Tenant must pay its estimated pro rata share of the cost of all services provided by Landlord (whether directly or through agents or contractors and whether or not previously included as part of the annual base rent), in advance of the performance or provision of such services; (iv) Trustee must agree that Tenant's business shall be conducted in a first class manner, and that no liquidating sales, auctions, or other non-first class business operations shall be conducted on the Premises; (v) Trustee must agree that the use of the Premises as stated in this Lease will remain unchanged and that no prohibited use shall be permitted; (vi) Trustee must agree that the assumption or assignment of this Lease will not violate or affect the rights of other tenants in the Office Complex; (vii) Trustee must pay to Landlord at the time the next monthly installment of annual base rent is due under this Lease, in addition to such installment of annual base rent, an amount equal to the monthly installments of annual base rent and additional rent due under this Lease for the next six (6) months under this Lease, said amount to be held by Landlord in escrow until either Trustee or Tenant defaults in its payment of rent or other obligations under this Lease (whereupon Landlord shall have the right to draw on such escrowed funds) or until the expiration of this Lease (whereupon the funds shall be returned to Trustee or Tenant); and (viii) Tenant or Trustee must agree to pay to Landlord at any time Landlord is authorized to and does draw on the escrow account the amount necessary to restore such escrow account to the original level required by Section 20.2(c)(vii).

                 (d) In the event Tenant is unable to (i) cure its defaults, (ii) reimburse the Landlord for its monetary damages, (iii) pay the rent due under this Lease and all other payments required of Tenant under this Lease on time (or within five (5) days of the due date) or (iv) meet the criteria and obligations imposed by Section 20.2(c) above, Tenant agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with
Section 20.2(a) above.

                                  ARTICLE XXI
                                 SUBORDINATION

         21.1 This Lease is subject and subordinate to the lien of any and all mortgages (which term "mortgages" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may now encumber the Building or the Office Complex, and to any and all renewals, extensions, modifications, recastings or refinancings thereof. This Lease shall also be subject and subordinate to the lien of (i) any new first mortgage that hereafter may encumber the Building or the Office Complex, and (ii) any second or junior mortgages that may hereafter encumber the Building or the Office Complex, provided the holder of the first mortgage consents to such subordination. At any time after the execution of this Lease, the holder of any mortgage to which this Lease is subordinate shall have the right to declare this Lease to be superior to the lien of such mortgage and Tenant agrees to execute all documents required by such holder in confirmation thereof.

         21.2 In confirmation of the foregoing subordination, Tenant shall, at Landlord's request, promptly execute any requisite or appropriate certificate or other document. In the event Tenant does not execute and deliver any requisite or appropriate certificate or other document within ten
(10) days of Landlord's request therefor, Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or other document for or on behalf of Tenant. Tenant agrees that in the event any proceedings are brought for the foreclosure of any mortgage encumbering the Building or the Office Complex, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and shall recognize such purchaser as the landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event any such foreclosure proceeding is prosecuted or completed. Tenant agrees that upon such attornment, such purchaser shall not be (i) bound by any payment of annual base rent or additional rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease but only to the extent such prepayments have been delivered to such purchaser, (ii) bound by any amendment of this Lease made without the consent of any lender providing construction or permanent financing for the Office Complex, (iii) liable for damages for any act or omission of any prior landlord, (iv) subject to any offsets or defenses which Tenant might have against any prior landlord, provided, however, that after succeeding to Landlord's interest under this Lease, such purchaser shall perform in accordance with the terms of this Lease all obligations of Landlord arising after the date such purchaser acquires title to the Office Complex. Landlord agrees to use reasonable efforts to obtain the consent of any Lender providing financing for the Office Complex to any amendment to this Lease, where such consent is required. Upon request by such purchaser, Tenant shall execute and deliver an instrument or instruments confirming its attornment.

         21.3    (a)      After receiving notice from any person, firm or other
entity that it holds a mortgage, deed of trust or a ground lease on the Building, or the land on which the Building is situated or the Office Complex, no notice from Tenant to Landlord alleging any default by Landlord shall be effective unless and until a copy of the same is given to such holder, trustee, or ground lessor; provided, however, that Tenant shall have been furnished with the name and address of such holder, trustee or ground lessor. The curing of any of Landlord's defaults by such holder, trustee or ground lessor shall be treated as performance by Landlord.

                 (b) In addition to the time afforded Landlord for the curing of any default, any such holder, trustee, or ground lessor shall have an additional thirty (30) days after the expiration of the period allowed to Landlord for the cure of any such default within which to commence a cure.

                 (c) In the event that any lender providing construction or permanent financing or any refinancing for the Building or the Office Complex requires, as a condition of such financing, that modifications to this Lease be obtained, and provided that such modifications (i) are reasonable,
(ii) do not adversely affect in a material manner Tenant's use and occupancy of the Premises as herein permitted, (iii) do not increase the rent and other sums to be paid by Tenant hereunder, (iv) do not reduce the services provided to Tenant under this Lease, (v) do not materially decrease Landlord's obligations under this Lease and (vi) do not materially affect the rights and obligations of Tenant under this Lease, Landlord may submit to Tenant a written amendment to this Lease incorporating such required changes, and Tenant hereby covenants and agrees to execute, acknowledge and deliver such amendment to Landlord within ten (10) days of Tenant's receipt thereof.

                 (d) Landlord shall use reasonable efforts to obtain from the First National Bank of Boston ("FNBB"), holder of the first deed of trust secured by the Office Complex, and any future holder of any mortgage or deed of trust on the Office Complex a non-disturbance agreement in favor of Tenant to the end and intent that as long as Tenant pays all rent when due and punctually observes all other covenants and obligations on its part to be observed under the Lease, the terms and conditions of this Lease shall continue in full force and effect and Tenant's possession, use and occupancy of the Premises shall not be disturbed during the term of this Lease by the holder of such mortgage or deed of trust or by any purchaser upon foreclosure of such mortgage or deed of trust.

                                  ARTICLE XXII
                                  HOLDING OVER

         22.1 Tenant acknowledges, understands and agrees that if Landlord executes a letter of intent or a lease agreement with Vitro Corporation or any parent or affiliate of Vitro Corporation, Tenant shall be permitted to holdover and occupy the Premises beyond the expiration of the Lease Term only in accordance with the provisions of Section 25.22 hereof and that Tenant shall not be permitted to holdover and occupy the Premises beyond the time period provided in Section 25.22. In the event (a) Tenant renews the Lease in accordance with the provisions of Rider No.1 hereof, (b) Landlord does not execute a letter of intent or lease agreement with Vitro Corporation or a parent or affiliate of Vitro Corporation and (c) Tenant shall not immediately surrender the Premises on the date of the expiration of the Lease Term, as renewed, then Tenant shall become a tenant by the month at a base rent and additional rent equal to one hundred fifty percent (150%) of the base rent and all additional rent in effect during the last month of the Lease Term. Said monthly tenancy shall commence on the first day following the expiration of the Lease Term. As a monthly tenant, Tenant shall be subject to all the terms, conditions, covenants and agreements of this Lease. Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to quit the Premises, and Tenant shall be entitled to thirty (30) days' written notice to quit the Premises, unless Tenant is in default hereunder, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this Section 22.1, in the event that Tenant shall hold over after the expiration of the Lease Term, and if Landlord shall desire to regain possession of the Premises promptly at the expiration of the Lease Term, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith re-enter and take possession of the Premises without process, or by any legal process in force in the State of Maryland.

                                 ARTICLE XXIII
                             COVENANTS OF LANDLORD

         23.1 Landlord covenants that it has the right to make this Lease for the term aforesaid, and that if Tenant shall pay all rent when due and punctually perform all the covenants, terms, conditions and agreements of this Lease to be performed by Tenant, Tenant shall, during the term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of Section 23.2 hereof. Tenant acknowledges and agrees that its leasehold estate in and to the Premises vests on the date this Lease is executed, notwithstanding that the term of this Lease will not commence until a future date.

         23.2 Landlord hereby reserves to itself and its successors and assigns the following rights (all of which are hereby consented to by Tenant):
(i) to change the street address and/or name of the Building or the Office Complex and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Office Complex, provided such changes to not materially and adversely interfere with Tenant's use or occupancy of the Premises; (ii) to erect, use and maintain pipes and conduits in and through the Premises, provided that Landlord shall use its reasonable efforts to minimize the disruption to Tenant's use and occupancy of the Premises and provided such changes do not materially or adversely interfere with Tenant's use or occupancy of the Premises; and (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Office Complex. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or of Tenant's use or occupancy of the Premises.

                                  ARTICLE XXIV
                                    PARKING

         24.1    (a)      During the Lease Term, upon the request of Tenant,
Landlord agrees to make available to Tenant and its employees and to Tenant's permitted subtenants monthly parking permits for the parking of standard-sized passenger automobiles in the garage beneath the Office

Complex (the "Garage") or in the surface parking areas of the Office Complex not designated for the exclusive use of particular tenants in the Office Complex in an amount not to exceed three (3) parking permits for each 1,000 square feet of Net Rentable Area in the Premises, such permits to be used for surface or Garage parking at Landlord's sole discretion. Landlord agrees that it shall endeavor to determine whether Tenant and its employees shall park in the Garage or in surface parking areas of the Office Complex in a manner which does not discriminate against Tenant.

                 (b) The charge for such monthly parking permits shall be the prevailing rate charged from time to time by Landlord for the garage operation. The preceding sentence notwithstanding, eighteen (18) of such permits shall be provided without charge to Tenant. In the event Tenant does not use all eighteen (18) parking permits, Tenant shall not be entitled to a credit therefor.

         24.2 It is understood and agreed that the Garage and the surface parking areas of the Office Complex will be operated on a self-parking basis and no specific parking spaces will be allocated for use by Tenant. Each user of the Garage and the surface parking areas not designated for the exclusive use of particular tenants of the Office Complex will have the right to park in any available stall in accordance with regulations of uniform applicability promulgated for all users of the Garage and the surface parking areas by Landlord or the Garage operator.

         24.3 Tenant agrees that it and its employees shall observe reasonable safety precautions in the use of the Garage and the surface parking areas and shall at all times abide by all rules and regulations promulgated by Landlord or the Garage operator governing the use of the Garage and the surface parking areas, including the requirement that an identification or parking sticker shall be displayed at all times in all cars parked in the Garage or the surface parking areas. Any car not displaying such a sticker may be towed away at the car owner's expense.

         24.4 The Garage and the surface parking areas will remain open on Monday through Friday (excluding legal holidays) during the normal hours of operation of the Office Complex on such days. Landlord reserves the right to close the Garage or the surface parking areas during periods of unusually inclement weather. At all times when the Garage or the surface parking areas are closed, monthly permit holders shall be afforded access to the Garage or the surface parking areas by means of a magnetic card or other procedure provided by Landlord or the Garage operator.

         24.5 It is understood and agreed that Landlord does not assume any responsibility for, and shall not be held liable for, any damage or loss to any automobiles parked in the Garage or the surface parking areas or to any personal property located therein, or for any injury sustained by any person in or about the Garage or the surface parking areas.

                                  ARTICLE XXV
                               GENERAL PROVISIONS

         25.1 Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promises with respect to the Premises or the Office

Complex except as herein expressly set forth, and no rights, privileges, easements or licenses are being acquired by Tenant except as herein expressly set forth.

         25.2 Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of landlord and tenant.

         25.3 Landlord and Tenant each represents and warrants to the other that neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Lease. Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by Tenant or with whom Tenant has dealt in connection with this Lease.

         25.4 Tenant agrees, at any time and from time to time, upon not less than five (5) days' prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the rent and any other charges hereunder have been paid by Tenant, (iii) stating whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying the nature of such default, (iv) stating the address to which notices to Tenant are to be sent, and (v) stating such other information as may be reasonably requested by Landlord. Any such statement delivered by Tenant may be relied upon by any owner of the Building or the Office Complex or the land upon which they are situated, any prospective purchaser of the Building or the Office Complex or such land, any mortgagee or prospective mortgagee of the Building or the Office Complex or such land or of Landlord's interest therein, or any prospective assignee of any such mortgagee.

         25.5 Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other in connection with any matter arising out of or in any way connected with this Lease, the relationship of Landlord, and Tenant hereunder, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage.

         25.6 All notices or other communications required hereunder shall be in writing and shall be deemed duly given if delivered in person (with receipt therefor), or if sent by certified or registered mail, return receipt requested, postage prepaid, to the following addresses: (i) if to Landlord at c/o Boston Properties, Inc., 500 E Street, S.W., Washington, D.C. 20024, with a copy to Boston Properties, Inc., 8 Arlington Street, Boston, Massachusetts 02116; (ii) if to Tenant, at the Premises, except that prior to the Lease Commencement Date, notices to Tenant shall be sent to such address as Tenant shall designate and inform Landlord. Either party may change its address for the giving of notices by notice given in accordance with this Section.

         25.7 If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         25.8 Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

         25.9 The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns, subject to the provisions hereof restricting assignment or subletting by Tenant.

         25.10 This Lease contains and embodies the entire agreements of the parties hereto and supersedes all prior agreements, negotiations and discussions between the parties hereto. Any representation, inducement or agreement that is not contained in this Lease shall not be of any force or effect. This Lease may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto.

         25.11 This Lease shall be governed by and construed in accordance with the laws of the State of Maryland.

         25.12 Article and section headings are used herein for the convenience of reference and shall not be considered when construing or interpreting this Lease.

         25.13 The submission of an unsigned copy of this document to Tenant for Tenant's consideration does not constitute an offer to lease the Premises or an option to or for the premises. This document shall become effective and binding only upon the execution and delivery of this Lease by both Landlord and Tenant.

         25.14   Time is of the essence of each provision of this Lease.

         25.15 This Lease shall not be recorded, except that upon the request of either party, the parties agree to execute, in recordable form, a short-form memorandum of this Lease, provided that such memorandum shall not contain any of the specific rental terms set forth herein. Such memorandum may be recorded in the land records of Montgomery County, Maryland and the party desiring such recordation shall pay all recordation costs.

         25.16 The Net Rentable Area in the Office Complex and in the Premises shall be determined in accordance with Exhibit C hereto.

         25.17 Tenant hereby represents and warrants to Landlord that all necessary corporate action has been taken to enter this Lease and that the person signing this Lease on behalf of Tenant has been duly authorized to do so.

         25.18 In the event that (a) Tenant renews this Lease in accordance with the provisions of Rider No. 1 attached hereto and made a part hereof and
(b) Landlord does not terminate Tenant's right to renew the Lease Term or the exercise of that right as provided in
Section 25.22 hereof and in Rider No. 1, Landlord shall reimburse Tenant for the actual cost and expenses related to and incurred by Tenant in connection with Tenant's normal, typical and reasonable expenses of moving into the Premises, including packing and unpacking, telephone and computer installation and moving all of Tenant's furniture and equipment to relocate Tenant's offices ("Tenant's Moving Costs") , in an aggregate amount up to, but not exceeding, Four Thousand Dollars ($4,000.00) ("Tenant's Moving Allowance"). If Tenant's Moving Costs are less than Tenant's Moving Allowance, Landlord shall not be obligated to pay or credit to Tenant and Tenant shall not be entitled to nor have any claim or cause of action against Landlord with respect to the difference between Four Thousand Dollars ($4,000.00) and Tenant's Moving Costs. In the event the cost and expenses incurred by Tenant in connection with Tenant's Moving Costs exceed Tenant's Moving Allowance, Tenant agrees to pay such moving costs in excess of Tenant's Moving Allowance. Tenant shall submit to Landlord within sixty (60) days of moving into the Premises, copies of any and all invoices, bills, receipts or charges incurred by Tenant in connection with Tenant's Moving Costs. Landlord shall reimburse Tenant, in accordance with the provisions of this Section 25.18, within thirty (30) days after the expiration of the first (1st) Lease Year.

         25.19 Except as otherwise provided in Section 4.7 of this Lease, any additional rent owed by Tenant to Landlord, and any cost, expense, damage, or liability shall be paid by Tenant to Landlord no later than the later of (i) twenty (20) days after the date Landlord notifies Tenant of the amount of such additional rent or such cost, expense, damage or liability, or (ii) the day the next monthly installment of base rent is due. If any payment hereunder is due after the end of the Lease Term, such additional rent or such cost, expense, damage or liability shall be paid by Tenant to Landlord not later than twenty
(20) days after Landlord notifies Tenant of the amount of such additional rent or such cost, expense, damage or liability.

         25.20 All of Tenant's duties and obligations hereunder, including but not limited to Tenant's duties and obligations to pay base rent, additional rent and the costs, expenses, damages and liabilities incurred by Landlord for which Tenant is liable, shall survive the termination of this Lease for any reason whatsoever.

         25.21 In the event Landlord is in any way delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, governmental act, strike, labor dispute, inability to procure materials, or any other cause beyond Landlord's reasonable control (whether similar or dissimilar), then Landlord shall be excused from performing the affected obligations for the period of such delay, interruption or prevention.

         25.22   (a)      In the event Tenant exercises its option to renew the
term of the Lease as provided in Rider No.1 hereto and Landlord thereafter enters into a letter of intent or a lease agreement with Vitro Corporation or any parent or affiliate of Vitro Corporation (collectively, the "Vitro Lease"), Tenant's renewal right or its exercise thereof shall terminate and be of no force or effect and Landlord promptly shall notify Tenant (the "Vitro Lease Notice") of the execution of the Vitro Lease and the termination of Tenant's renewal right or its exercise thereof. In the event Landlord executes the Vitro Lease any time after March 15, 1993, Tenant shall not be obligated to vacate the Premises until the day (the "Vacation Date") that is ninety (90) days after the date on which Landlord notifies Tenant of the execution of the Vitro Lease. During the period that Tenant occupies the Premises after June 15, 1993, Tenant shall pay to Landlord annual base rent and additional rent attributable to Tenant's proportionate share of increases in operating expenses in the amounts and manner set forth in Article III and Article IV hereof. If Tenant occupies the Premises for any portion of a month then the annual base rent and additional rent to be paid by Tenant which is attributable to such partial month shall be prorated on a per diem basis. Notwithstanding anything to the contrary in this Section 25.22(a), Tenant may vacate the Premises at any time after it receives the Vitro Lease Notice and this Lease shall terminate on the date Tenant vacates the Premises.

                 (b) In the event Tenant notifies Landlord not more than thirty (30) days after its receipt of the Vitro Lease Notice that it desires to remain in the Premises beyond the Vacation Date, Landlord shall use reasonable efforts, at Landlord's expense, to relocate Tenant to other premises of comparable size and otherwise suitable to Tenant's reasonable short term needs (the "Temporary Premises") in the Office Complex. Tenant shall not occupy the Temporary Premises for a period longer than ninety (90) days beyond the Vacation Date. During the period that Tenant occupies the Temporary Space, Tenant shall pay to Landlord annual base rent and additional rent attributable to Tenant's proportionate share of increases in operating expenses in the amounts and manner set forth in Article III (i.e. $100,000 per year divided by 365 and multiplied by the number of days Tenant occupies the Temporary Premises) and Article IV hereof. Except as otherwise provided herein, all of the terms, provisions, conditions and covenants contained in this Lease, except Rider No. 1 attached hereto, shall be applicable to and binding upon Landlord and Tenant during Tenant's occupancy of the Temporary Space. Tenant shall accept the Temporary Space in its "as-is" condition (provided that the Temporary Space is secure, broom clean and in compliance with applicable life-safety codes); neither Landlord nor Boston Properties, Inc. shall have any obligation to make any improvements to the Temporary Space; Tenant shall not make or cause or permit to be made any alterations, decorations, additions or improvements to the Temporary Space without Landlord's prior written consent which may be granted or withheld for any reason or for no reason; and Tenant shall not sublet or assign all or any portion of the Temporary Space. Landlord shall not be liable to Tenant and Tenant shall not have a claim or cause of action against Landlord if Landlord determines that it is unable to provide Temporary Space to Tenant.

                 (c) In the event Landlord is unable to provide Temporary Space to Tenant as provided in Section 25.22 (b) above, Tenant shall vacate and surrender the Premises to Landlord on or before the Vacation Date as provided in Section 8.1 hereof and Tenant shall have no right to occupy any space in the Office Complex after the Vacation Date.

         25.23 This Lease includes and incorporates Rider No. 1 and Exhibits A, B, C, and D attached hereto.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal on or as of the day and year first above written.

                                                   LANDLORD:

                                                   DEMOCRACY ASSOCIATES LIMITED
                                                   PARTNERSHIP, a Maryland limited
                                                   partnership

                                                   By:      Boston Rockledge Associates
                                                            Limited Partnership, a
                                                            Massachusetts limited partnership,
                                                            its General Partner

                                                   By:      Boston Democracy Associates
                                                            Limited, Limited Partnership, a
                                                            Massachusetts limited partnership,
                                                            its General Partner

                                                   By:      Boston Democracy Associates
                                                            General, a Massachusetts general
                                                            partnership, its General Partner
WITNESS:

/S/ KATHRYN R. STEVENSON                           By:      /S/ EDWARD H. LINDE
- --------------------------------------                      ------------------------------
                                                            Edward H. Linde
                                                            General Partner

                                                   TENANT:

                                                   SNYDER COMMUNICATIONS, L.P., a
                                                   Delaware limited partnership

                                                   By:      Snyder Communications, Inc., a
                                                            Delaware corporation,
ATTEST:                                                     its general partner

By:/S/ LAURA K. DARLINGTON                                  By:/S/ MICHELE D. SNYDER
   -----------------------                                     -------------------------------

Title:  Accounting Manager                                  Title:  Chief Operating Officer

[CORPORATE SEAL]

                                  RIDER NO. 1

         THIS RIDER NO. 1 is attached to and made a part of that certain Lease Agreement dated July ___, 1992 (the "Lease"), by and between DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP ("Landlord") and SNYDER COMMUNICATIONS, L.P. ("Tenant"). The terms used in this Rider which are defined in the Lease have the same meanings as provided in the Lease.

         WITNESSETH, that for and in consideration of Tenant's entering into the Lease Agreement described above, and other good and valuable consideration, and intending to be legally bound hereby, Landlord hereby grants to Tenant the right to renew the initial term of the Lease upon the following terms and conditions:

         (1) Landlord hereby grants to Tenant the conditional right, exercisable at Tenant's option, to renew the term of the Lease for one (l) additional term of four (4) years. If exercised and if the conditions applicable thereto have been satisfied, such renewal term (the "Renewal Term") shall commence immediately following the end of the initial term provided in
Section 2.1 of the Lease. The right of renewal herein granted to Tenant shall be subject to, and shall be exercised in accordance with, the following terms and conditions:

                 (a) Tenant shall exercise its right of renewal with respect to the Renewal Term by giving Landlord written notice of the exercise thereof (the "renewal option notice") not less than five (5) months prior to the expiration of the initial term of the Lease. In the event that the renewal option notice is not given in a timely manner, Tenant's right of renewal with respect to the Renewal Term shall lapse and be of no further force or effect. If Tenant is in default under the Lease, beyond any applicable notice and cure period, on the date the renewal option notice is given or any time thereafter, beyond any applicable notice and cure period, on or before the commencement date of the Renewal Term, then, at Landlord's option, the renewal option notice shall be totally ineffective and Tenant's right of renewal as to the Renewal Term shall lapse and be of no further force or effect.

                 (b) During the Renewal Term, all the terms, conditions, covenants and agreements set forth in the Lease shall continue to apply and be binding upon Landlord and Tenant, except that the annual base rent payable during each Lease Year of the Renewal Term shall be as follows:

                 June 16, 1993  -                 $22.00 multiplied by the total
                 June 15, 1994                    number of square feet of Net
                                                  Rentable Area in the Premises

                 June 16, 1994 -                  $22.55 multiplied by the total
                 June 15, 1995                    number of square feet of Net
                                                  Rentable Area in the Premises

                 June 16, 1995 -                  $23.11 multiplied by the total
                 June 15, 1996                    number of square feet of Net
                                                  Rentable Area in the Premises

                 June 16, 1996 -                  $23.69 multiplied by the total
                 June 15, 1997                    number of square feet of Net
                                                  Rentable Area in the Premises

         The annual base rent payable hereunder during each Lease Year of the Renewal Term shall be divided into equal monthly installments and such monthly installments shall be due and payable in advance on the first day of each month during such Lease Year.

         (2) Tenant shall have the right (a) to expand the Premises to include any additional space on the fifteenth floor of the Building or (b) to contract the Premises to minimum of 9,000 square feet of Net Rentable Area by so indicating in the renewal option notice, provided that any remaining space on the fifteenth floor of the Building not a part of the Premises constitutes leasable space or spaces in Landlord's reasonable judgment.

         (3) Tenant's rights hereunder are subject to Landlord's execution of a letter of intent or a lease agreement with Vitro Corporation or any parent or affiliate of Vitro Corporation, which letter of intent or lease agreement shall include all or a portion of the rentable space on the fifteenth floor of the Building occupied by Tenant and which Tenant is unwilling to release to Landlord. In the event that Landlord executes such a letter of intent or a lease agreement, then Landlord, by notice to Tenant, shall terminate Tenant's right to lease the Premises for the Renewal Term.

         (4) Tenant's rights under this Rider No. 1 are personal to and may be executed only by Tenant and shall not be exercisable by any assignee or subtenant of Tenant, other than a successor to Tenant.

Initials of:


- ------------------------
Landlord
                                      -------------------------
                                               Tenant

                                   EXHIBIT A

Graphic:  Map of portion of 15th floor leased by the Tenant at the Office
Complex.

                                   EXHIBIT B

                             RULES AND REGULATIONS

            This Exhibit B is attached to and made a part of that Lease Agreement dated July 30, 1992 (the "Lease"), between DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership ("Landlord") and SNYDER COMMUNICATIONS, L.P. ("Tenant"). Unless the context otherwise requires, the terms used in this Exhibit that are defined in the Lease shall have the same meanings as provided in the Lease.

            The following rules and regulations have been formulated for the safety and well-being of all tenants of the Office Complex and to insure compliance with municipal and other requirements. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and undisturbed occupancy of its premises in the Office Complex. Any continuing violation of these rules and regulations by Tenant shall constitute a default by Tenant under the Lease.

            Landlord may, upon request of any tenant, waive the compliance by such tenant of any of the following rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless otherwise agreed to by Landlord, (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with these rules and regulations, unless such other tenant has received a similar written waiver from the Landlord and (iv) any such waiver by Landlord shall not relieve such Tenant from any liability to Landlord for any loss or damage occasioned as a result of such tenant's failure to comply with any rule or regulation.

            1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls and other parts of the Office Complex not exclusively occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from each tenant's premises. If a tenant's premises are situated on the ground floor of the Office Complex, the tenant thereof shall, at such tenant's own expense, keep the sidewalks and curb directly in front of its premises clean and free from ice and snow. Landlord shall have the right to control and operate the public portions of the Office Complex, and the facilities furnished for common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to its premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and other public portions or facilities of the Office Complex by other tenants.

            2. No awnings or other projections shall be attached to the outside walls of the Office Complex without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of any tenant's premises, without the prior written consent of Landlord. All awnings, projections, curtains, blinds, shades, screens and other fixtures must be of a quality, type and design or color, and attached in the manner, approved by Landlord.

            3. No showcases or other articles shall be in front of or affixed to any part of the exterior of the Office Complex, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

            4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no debris, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

            5. There shall be no marking, painting, drilling into or defacement of the Office Complex or any part of the premises that is visible from public areas of the Office Complex. Tenants shall not construct, maintain, use or operate within their respective premises any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system, except as reasonably required as part of a communication system approved prior to the installation thereof by Landlord. No such loud speaker or sound system shall be constructed, maintained, used or operated outside of the premises.

            6. No bicycles or vehicles and no animals, birds or pets of any kind shall be brought into or kept in or about the Office Complex or any tenant's premises, except that this rule shall not prohibit the parking of bicycles or vehicles in the garage in the Office Complex. No cooking or heating of food shall be done or permitted by any tenant on its premises. No tenant shall cause or permit the unusual or objectionable odors to be produced upon or permeate from its premises.

            7. No space in the Office Complex shall be used for the manufacture of goods for sale in the ordinary course of business, or for the sale at auction of merchandise, goods or property of any kind. Furthermore, the use of its premises by any tenant shall not be changed without the prior approval of Landlord.

            8. No tenant shall make any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, whistling, singing, or in any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs of the Office Complex.

            9. No flammable, combustible or explosive fluid, chemical or substance shall be brought into or kept upon the premises.

            10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in any existing locks or the locking mechanism therein, without Landlord's approval. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of its tenancy, restore to the Landlord all keys of stores, offices, storage and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the replacement cost thereof. Tenant's key system shall be separate from that for the rest of the Office Complex.

            11. Landlord reserves the right to inspect all freight to be brought into the Office Complex and to exclude from the Office Complex all freight which violates any of these rules and regulations of the Lease.

            12. No tenant shall pay any employees on the premises except those actually working for such tenant at the tenant's premises.

            13. Landlord reserves the right to exclude from the Office Complex at all times any person who is not known or does not properly identify himself to the Office Complex management or watchman on duty. Landlord may, at its option, require all persons admitted to or leaving the Office Complex between the hours of 7:00 p.m. and 7:30 a.m., Monday through Friday, and at any hour on Saturdays, Sundays and legal holidays, to register. Each tenant shall be responsible for all persons for whom it authorizes entry into the Office Complex, and shall be liable to Landlord for acts or omissions of such persons.

            14. The premises shall not, at any time, be used for lodging or sleeping or for an immoral or illegal purpose.

            15. Each tenant, before closing and leaving the premises at any time, shall see that any windows are closed and all lights turned off.

            16. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the management of the Office Complex. The requirements of tenants will be attended to only upon application to Landlord, and any such special requirements shall be billed to Tenant (and paid when the next installment of rent is due) in accordance with the schedule of charges maintained by Landlord from time to time or at such charge as is agreed upon in advance by Landlord and Tenant.

            17. Canvassing, soliciting and peddling in the Office is prohibited and each tenant shall cooperate to prevent the same.

            18. There shall not be used in any space, or in the public halls of the Office Complex, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. Tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries made by or for Tenant to the Office Complex.

            19. Mats, trash or other objects shall not be placed in the public corridors of the Office Complex.

            20. Landlord does not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need arise for repairs of items not maintained by Landlord, Landlord will arrange for the work to be done at Tenant's expense.

            21. Drapes installed by Landlord for the use of Tenant or drapes installed by Tenant, which are visible from the exterior of the Office Complex, must be cleaned by Tenant at least once a year, without notice, at Tenant's own expense.

Initials of:

- ----------------------------
Landlord

- -----------------------------
Tenant

                                   EXHIBIT C

                     METHOD OF MEASURING NET RENTABLE AREA

The Net Rentable Area of the Premises shall be determined in accordance with the following:

         (1)     Net Rentable Area shall equal the sum of (i) net usable area,
(ii) floor core factor and (iii) common core factor.

         (2) For the purposes hereof, the terms identified in Paragraph (1) hereof shall have the following definitions:

                 a. Net usable area shall be computed by measuring from the finished surface for the corridor side of the common corridor and/or wall of the building core to the inside finished surface of the glassline of the permanent outer building walls, and to the center of any demising walls which separate the Premises from any adjoining space.

                 b. Floor core factor shall be a pro rata allocation of all building service areas on the floor or floors on which the Premises are located which are not measured in the net usable area calculation, including but not limited to restrooms, public corridors, telephone and electrical closets, and mechanical rooms, but excluding vertical penetrations through the floor slab which serve more than one floor in the building, including but not limited to stairs, elevator shafts, flues, pipe shafts, vertical ducts and their enclosing walls. The pro rata allocation will be based on the ratio of net usable area of the Premises on the floor relative to the total net usable area on the floor.

                 c. Common core factor shall be a pro rata allocation of the building service areas on the first floor that are for the benefit of the general population of the building, and shall include the first floor lobby area, public corridors, janitorial storage area, building engineer's office, shop, and locker room, building receiving/service area, mail room, fire control rooms, and energy management rooms, but shall exclude first floor net usable area, building service areas exclusively for the use of first floor tenants, and vertical penetrations previously defined. The pro rata allocation will be based on the net usable area of the Premises on the floor or floors on which such Premises are located relative to the total net usable area in the Building.

Initials of:


- ---------------------------                --------------------------
Landlord                                   Tenant

                                   EXHIBIT D

                          FORM OF ESTOPPEL CERTIFICATE

         This Exhibit D is attached to and made a part of that certain Lease Agreement dated _______________________, 1992 (the "Lease"), between DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP ("Landlord") and SNYDER COMMUNICATIONS, L.P. The terms used in this Exhibit that are defined in the Lease shall have the same meaning as provided in the Lease. The Estoppel Certificate to be executed by Landlord and Tenant pursuant to Section 2.2 of the Lease shall provide as follows:

         "This Estoppel Certificate made as of the _____ day of ______________, 1992, is being provided pursuant to the terms and provisions of that certain Lease Agreement dated ________, 1992 (the "Lease"), between Democracy Associates Limited Partnership ("Landlord") and Snyder Communications, L.P. ("Tenant"). The parties to the Lease desire to confirm that the following terms which are defined in the Lease shall have the meanings set forth below for all purposes in the Lease:

         1.      The Lease Commencement Date is ____________________, 1992.

         2. The initial term of the Lease shall expire on ____________ __, 19__.

         3.      The number of square feet of rentable area in the Premises is
_____________.

         4. The annual base rent with respect to the Premises for the first Lease Year is an amount equal to the product of _____________________ Dollars ($_____________) multiplied by the total number of square feet of rentable area in the Premises.

         5. As of the date hereof the Lease has not been modified and is in full force and effect and there are no defaults thereunder.

         Attached to this Estoppel Certificate is evidence of payment of all insurance required pursuant to Article XIII of the Lease."

Initials of:

- ------------------------
Landlord

- ------------------------
Tenant

                    LEASE MODIFICATION AND RENEWAL AGREEMENT

         THIS LEASE MODIFICATION AND RENEWAL AGREEMENT (the "Agreement") is made as of the 11th day of June, 1993, by and between DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") and SNYDER COMMUNICATIONS, L.P., a Delaware limited partnership (hereinafter referred to as "Tenant").

                                   RECITALS:

         A. Landlord and Tenant have heretofore entered into a Lease Agreement dated July 30, 1992 (the "Lease"), respecting the lease by Landlord to Tenant of certain premises, more particularly described therein, comprising approximately 13,000 square feet of space situated on the fifteenth (15th) floor of the fifteen-story office building located at 6903 Rockledge Drive, Bethesda, Maryland (the "Office Building") and which Office Building is a part of the three office building complex known as Democracy Center (the "Office Complex").

         B. Landlord and Tenant desire (i) to amend the Lease to include in the description of the premises covered thereby the entire fifteenth (15th) floor of the Office Building comprising 16,492 square feet of Net Rentable Area, (ii) to extend the term of the Lease on the terms and conditions set forth in Rider No. 1 to the Lease and (iii) to modify certain other terms and provisions of the Lease as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. Term. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for a term of four (4) years (the "Renewal Term"), and upon the terms, conditions, covenants and agreements herein provided, the Premises described in Paragraph 2 below. The Renewal Term shall commence on June 16, 1993 (the "Renewal Commencement Date") immediately following the expiration of the initial Lease Term set forth in the Lease and shall continue through and terminate on June 15, 1997, subject to earlier termination as provided in the Lease.

         2. The Premises. On and as of the Renewal Commencement Date, the definition of the "Premises" in the Lease hereby is amended to include therein the entire fifteenth (15th) floor of the Office Building comprising 16,492 square feet of Net Rentable Area. In addition, on and as of the Renewal Commencement Date, Exhibit 1, attached hereto, depicting the location and configuration of the entire fifteenth (15th) floor of the Office Building hereby is substituted for Exhibit A to the Lease.

         3.      Rent.   (a)  During the Renewal Term, Tenant shall pay to
Landlord, without setoff, deduction or demand, as annual base rent for the Premises, the amounts set forth below:

                 June 16, 1993 -      $22.00 multiplied by the total number of
                 June 15, 1994        square feet of Net Rentable Area in the
                                      Premises

                 June 16, 1994 -      $22.55 multiplied by the total number of
                 June 15, 1995        square feet of Net Rentable Area in the
                                      Premises

                 June 16, 1995 -      $23.11 multiplied by the total number of
                 June 15, 1996        square feet of Net Rentable Area in the
                                      Premises

                 June 16, 1996 -      $23.69 multiplied by the total number of
                 June 15, 1997        square feet of Net Rentable Area in the
                                      Premises

                 (b) The annual base rent payable hereunder during each Lease Year of the Renewal Term shall be divided into equal monthly installments and such monthly installments shall be due and payable in advance on the first day of each month during such Lease Year. All rent shall be paid to Landlord in legal tender of the United States, at the address set forth in Section 25.6 of the Lease or at such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time accept rent after it shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, nor shall it constitute or be construed as a waiver of any of Landlord's rights under the Lease.

         4. Additional Rent. During the Renewal Term, Tenant shall continue to pay additional rent in respect of Tenant's proportionate share of the anticipated increases in Basic Operating Charges, Tenant Area Electricity Charges and Tenant Area Janitorial Charges incurred by Landlord in the operation of the Office Complex, as more fully set forth in Article IV of this Lease, above the base amount applicable to each such category of expenses, as if the initial Lease Term had not expired.

         5. Condition of the Premises. (a) Landlord shall deliver and Tenant agrees to accept the Premises for the Renewal Term in their present "as is" condition. The preceding sentence notwithstanding, it is understood and agreed that Tenant intends, during the first six (6) months of the Renewal Term, to make certain alterations and improvements to the Premises. All such alterations and improvements shall be subject to the provisions of Article IX of the Lease and shall be made at Tenant's sole cost and expense; provided, however, that, subject to the terms and provisions of this Paragraph 5, Landlord agrees to provide Tenant with an improvement allowance (the "Tenant Improvement Allowance") in an amount equal to Thirty Thousand Dollars ($30,000.00). The Tenant Improvement Allowance shall be applied, as hereinafter set forth, to all "hard" and "soft" costs incurred in connection with the design, construction and installation of additional tenant improvements in the Premises, including, without limitation, any and all architectural, engineering and consulting fees. The funding of the Tenant Improvement Allowance is subject to the fulfillment by Tenant of all covenants and conditions set forth in the Lease and this Agreement. In the event the entire Tenant Improvement Allowance is not utilized during the first six (6) months of the Renewal Term for repainting, recarpeting, altering and upgrading the tenant improvements in the Premises, such unused portion of the Tenant Improvement Allowance shall be applied against the seventh (7th) installment of base rent due with respect to the Premises pursuant to Paragraph 3 hereof.

                 (b) If Tenant requests Landlord to make such alterations and improvements, Landlord agrees to cause its contractor to perform such work. Tenant agrees to pay Landlord promptly upon being billed therefor, all costs and expenses incurred by Landlord in connection therewith in excess of the
Tenant Improvement Allowance provided in subparagraph (a) above.   Such costs
and expenses shall include all amounts charged by Landlord's contractor for performing such work and providing such materials (including the contractor's general conditions, overhead and profit), plus an amount equal to ten percent (10%) of the contractor's charges as compensation for Landlord's overhead and Landlord's direct and indirect costs of supervising construction and installation of the tenant improvements in the Premises. Tenant will be billed for one-half (1/2) of the cost and expenses in excess of the improvement allowance provided in subparagraph (a) above upon approval of the cost estimates for such work and materials. Forty percent (40%) of all such costs and expenses in excess of the improvement allowance shall be due and payable when such work is one-half (1/2) completed, as determined by Landlord's architect and/or engineer, and the remaining ten percent (10%) shall be due and payable upon substantial completion of such work, as determined by Landlord's architect and/or engineer.

                 (c) If Tenant elects to employ its own contractor to make such alterations and improvements, Landlord agrees to pay such contractor, up to the amount of the Tenant Improvement Allowance provided in subparagraph (a) above, promptly upon Landlord's receipt of (i) invoices for work performed and materials supplied and (ii) signed lien waiver and release forms from the applicable contractors, subcontractors and suppliers.

                 (d) Tenant acknowledges and agrees that if it does not perform the anticipated repainting, recarpeting, altering and upgrading of the tenant improvements of the Premises during the first six (6) months of the Renewal Term, Landlord shall apply all or the balance, as the case may be, of the Tenant Improvement Allowance toward the seventh (7th) monthly installment of base rent, as provided in subparagraph (a) above, and Tenant shall not be entitled to or have any claim or cause of action against Landlord with respect to such portion of the Tenant Improvement Allowance.

                 (e) Except as otherwise provided in this Paragraph 5, Landlord shall not make and shall have no obligation to make any alterations (structural or otherwise), decorations, additions, improvements or repairs in or to the Premises whatsoever.

         6. Entry upon the Premises. The following subsection 12.1(b) hereby is added at the end of Section 12.1 of the Lease; which Section 12.1 hereby is renumbered as Section 12.1(a):

                 (b)      Notwithstanding anything to the contrary provided in
Section 12.1(a) above,* Tenant acknowledges and agrees that it will permit Landlord, its employees, agents and contractors, to enter the Premises, without charge therefor to Landlord and without diminution of the rent payable by Tenant, so that Landlord, its employees, agents and contractors shall have expedient access to the roof and penthouse area of the Building. Accordingly, Tenant shall include Landlord's building manager, engineers and other identified staff members on Tenant's security card reader system and shall provide Landlord with keys to all stairwell entrances to the Premises.

         7. Health Club Memberships. The date June 15, 1993 in the third sentence of Section 14.1(b) of the Lease hereby is deleted in its entirety and the date June 15, 1994 hereby is substituted therefor.

         8. Parking. The number eighteen (18) in the second (2nd) and third (3rd) sentences of Section 24.1(b) of the Lease hereby is deleted in its entirety and the number twenty-four (24) hereby is substituted therefor in both sentences.

         9. General Provisions. (a) Except as otherwise provided herein, all of the capitalized terms used herein shall have the same meanings as provided in the Lease.

                 (b) Except as expressly modified or amended by this Lease Modification and Renewal Agreement, all of the terms, conditions, covenants and agreements contained in the Lease (i) are incorporated herein by reference,
(ii) shall remain in full force and effect and (iii) shall be applicable to and binding on Landlord and Tenant during the Renewal Term.

                 (c) Landlord and Tenant each represents and warrants to the other that neither of them has employed or dealt with an other broker, agent or finder in carrying on the negotiations relating to this Agreement. Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by Tenant or with whom Tenant has dealt in connection with this Agreement.

                 (d) Landlord hereby acknowledges and agrees that from and after the Renewal Commencement Date, Landlord shall not have the right, as provided in Section 25.22 of the Lease and Rider No. 1 to the Lease, to terminate Tenant's right to renew the Lease Term or Tenant's exercise of that right.

                           [SIGNATURES ON NEXT PAGE]





- --------------------------------------------------------------------------------

* provided that Landlord complies with the security procedures set forth on Exhibit E to the Lease, attached hereto and made a part hereof.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Modification and Renewal Agreement as of the date and year first above written.

                                                   LANDLORD:

                                                   DEMOCRACY ASSOCIATES LIMITED
                                                   PARTNERSHIP, a Maryland limited partnership

                                                   By:      Boston Rockledge Associates Limited
                                                            Partnership, a Massachusetts limited
                                                            partnership, its General Partner

                                                   By:      Boston Democracy Associates Limited,
                                                            Limited Partnership, a Massachusetts
                                                            limited partnership, its General Partner

                                                   By:      Boston Democracy Associates General, a
                                                            Massachusetts limited partnership, its
                                                            General Partner

WITNESS:

/s/ Kathryn R. Stevenson                By:        /S/ Edward H. Linde
- --------------------------------                   ------------------------------------
                                                            Edward H. Linde
                                                            General Partner

                                                   TENANT:

                                                   SNYDER COMMUNICATIONS, L.P., a Delaware limited partnership

ATTEST:                                            By:      Snyder Communications, Inc., a Delaware corporation,
                                                            its General Partner

By:      /s/ Alfred Wise                                    By:     /s/ Michele D. Snyder
         -------------------------------                            --------------------------------------

Title:   Senior Vice President                              Title:  Chief Operating Officer

[CORPORATE SEAL]

                                AMENDMENT NO. 2
                                       TO
                                LEASE AGREEMENT

         This Amendment No. 2 to Lease Agreement (the "Amendment") is made as of the ____ day of __________, 1994, by and between DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") and SNYDER COMMUNICATIONS, L.P., a Delaware limited partnership (hereinafter referred to as "Tenant").

                                   RECITALS:

         A. Landlord and Tenant have heretofore entered into a Lease Agreement dated July 30, 1992, as modified by that certain Lease Modification and Renewal Agreement dated as of June 11, 1993 ("Amendment No. 1") between Landlord and Tenant (collectively, the "Lease"), respecting the lease by Landlord to Tenant of certain premises, more particularly described therein, comprising 16,492 square feet of Net Rentable Area constituting the entire fifteenth (15th) floor of the fifteen-story office building located at 6903 Rockledge Drive, Bethesda, Maryland (the "Office Building") and which Office Building is a part of the three office building complex known as Democracy Center (the "Office Complex").

         WHEREAS, Tenant desires to lease certain additional space on the seventh (7th) floor of the Office Building on the same terms and conditions as are provided in the Lease, except as otherwise provided herein; and

         WHEREAS, Landlord and Tenant wish to amend the Lease (i) to include in the description of the premises covered thereby an additional 4,263 square feet of Net Rentable Area on the seventh (7th) floor of the Office Building (the "Additional Premises"), as depicted on Exhibit 1 attached hereto and made a part hereof and (ii) to modify the terms and provisions of the Lease as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and other good and valuable consideration the receipt and sufficiency of which hereby is acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

         1. Defined Terms. Except as otherwise provided herein, all of the capitalized terms used herein shall have the same meanings as provided in the Lease.

         2. The Premises. Commencing on the Lease Commencement Date-II, as defined in Paragraph 3(a) below, the definition of the "Premises" in the Lease hereby is amended to include therein the Additional Premises. In addition, commencing on the Lease Commencement Date-II, Exhibit 1, attached hereto, depicting the floor plan for the Additional Premises, hereby is added to Exhibit A to the Lease. As a result, commencing on the Lease Commencement Date-II, the aggregate number of square feet of rentable area comprising the Premises hereby is increased to a total of 20,755 square feet. Commencing on the Lease Commencement Date-II, the Additional

Premises shall be subject to all the terms and conditions of the Lease, except as otherwise provided below.

         3.      Lease Commencement Date-II: Term.

                 (a) The term of the Lease with respect to the Additional Premises shall commence on the earlier to occur of (i) September 1, 1994, except as provided in subparagraph (b) below, (ii) the date on which Tenant commences to perform the work described in Paragraph 6 hereof and (iii) the date on which Tenant commences beneficial use of the Additional Premises (the "Lease Commencement Date-II") and shall be coterminous with the Lease Term (i.e. through June 15, 1997); provided, however, if Landlord is performing the work described in Paragraph 6 hereof and delivery of the Additional Premises is delayed due to causes within Landlord's reasonable control then the Lease Commencement Date-II shall be the earlier to occur of (x) the date on which Tenant commences beneficial use of the Additional Premises or (y) the date on which the Additional Premises are substantially complete, as determined by Landlord's architect in its professional judgment. Tenant shall be deemed to have commenced beneficial use of the Additional Premises when Tenant begins to move furniture and furnishings into the Additional Premises. Notwithstanding anything to the contrary in this Amendment, all of the terms and conditions of the Lease, including without limitation the insurance, release and waiver of liability provisions set forth in Articles XIII and XV of the Lease, shall apply to and be effective commencing on the Lease Commencement Date - II except for the obligations to pay annual base rent and additional rent attributable to increases in operating expenses, which obligations shall commence on the Lease Commencement Date-II, but not prior to September 1, 1994.

                 (b) In the event that the delivery of possession of the Additional Premises to Tenant is delayed beyond September 1, 1994, regardless of the reasons or causes of such delay, the Lease with respect to the Additional Premises shall not be rendered void or voidable as a result of such delay, and the term of the Lease with respect to the Additional Premises shall commence on the date on which the Additional Premises are delivered to Tenant; provided however, if Landlord is performing the work described in Paragraph 6 hereof and substantial completion of such work is delayed beyond September 1, 1994 due to causes within Tenant's reasonable control or for any of the reasons set forth in Section 25.21 of the Lease, then the term of the Lease with respect to the Additional Premises shall commence on the day the Additional Premises would have been delivered to Tenant but for such delays but in no event earlier than September 1, 1994. In no event shall Landlord have any liability whatsoever to Tenant on account of any such delay.

         4. Base Rent. Commencing on the Lease Commencement Date-II, but not prior to September 1, 1994, and continuing until the first adjustment is made pursuant to the next sentence, Tenant shall pay to Landlord as annual base rent for the Additional Premises an amount equal to the product of (a) the dollar amount per square foot of annual base rent being paid by Tenant on the Lease Commencement Date-II with respect to the original Premises multiplied by
(b) the number of square feet of Net Rentable Area in the Additional Premises. The annual base rent for the Additional Premises shall be payable as provided in Section 3.1 of the Lease and shall be adjusted each Lease Year at the same times and in the same manner as provided in Section 3.2 of the Lease with respect to adjustments in the annual base rent payable for the original Premises.

         5. Additional Rent. The provisions of Article IV of the Lease, respecting the payment by Tenant of its proportionate share of increases in certain operating expenses incurred by Landlord in the operation of the Office Complex, shall be applicable to this lease of the Additional Premises. Accordingly, commencing on the Lease Commencement Date-II, but not prior to September 1, 1994, Tenant's proportionate share of increases in such operating expenses shall be determined with reference to the entire Premises, including the Additional Premises.

         6. Condition of the Additional Premises. (a) Landlord shall deliver and Tenant agrees to accept the Additional Premises in their present "as is" condition. The preceding sentence notwithstanding, it is understood and agreed that Tenant intends during the first six (6) months immediately following the Lease Commencement Date-II, to make certain alterations and improvements to the Additional Premises. All such alterations and improvements shall be subject to the provisions of Article IX of the Lease and shall be made at Tenant's sole cost and expense; provided, however, that subject to the terms and provisions of this Paragraph 6, Landlord agrees to provide Tenant with an improvement allowance (the "Tenant Improvement Allowance") in an amount up to but not exceeding the product of Ten Dollars ($10.00) multiplied by the number of square feet of Net Rentable Area in the Additional Premises, and provided further, that Landlord shall provide to Tenant, at Landlord's cost, one (1) building standard stain grade suite entry door with side light ("Landlord's Door") and if Tenant desires to upgrade such suite entry door and not use Landlord's Door, Landlord's shall provide Tenant with a credit in an amount equal to Fifteen Hundred Dollars ($1500.00 ). The Tenant Improvement Allowance shall be applied, as hereinafter set forth, to all "hard" and "soft" costs incurred in connection with the design, construction and installation of additional tenant improvements in the Additional Premises, including, without limitation, any and all architectural, engineering and consulting fees. The funding of the Tenant Improvement Allowance is subject to the fulfillment by Tenant of all covenants and conditions set forth in the Lease and this Amendment. In the event the entire Tenant Improvement Allowance is not utilized during the first six (6) months immediately following the Lease Commencement Date-II for repainting, recarpeting, altering and upgrading the tenant improvements in the Additional Premises, Landlord shall not be obligated to pay or to credit to Tenant and Tenant shall not be entitled to or have a claim or cause of action against Landlord with respect to the difference between the Tenant Improvement Allowance and the actual costs and expenses, if any, incurred in connection with repainting, recarpeting, altering, upgrading and otherwise renovating the tenant improvements in the Additional Premises.

                 (b) If Tenant requests Landlord to make such alterations and improvements, Landlord agrees to cause its contractor to perform such work. Tenant agrees to pay Landlord, promptly upon being billed therefor, all costs and expenses incurred by Landlord in connection therewith in excess of the Tenant Improvement Allowance provided in subparagraph (a) above. Such costs and expenses shall include all amounts charged by Landlord's contractor for performing such work and providing such materials (including the contractor's general conditions, overhead and profit), plus an amount equal to ten percent (10%) of the contractor's charges as compensation for Landlord's overhead and Landlord's direct and indirect costs of supervising construction and installation of the tenant improvements in the Additional Premises. Tenant will be billed for one-half (1/2) of the costs and expenses in excess of the Tenant Improvement Allowance provided in subparagraph (a) above upon approval of the cost estimates for such work and materials. Forty percent (40%) of all such costs and expenses in excess of the Tenant Improvement Allowance shall be due and payable when such work is one-half (1/2) completed, as determined by Landlord's architect and/or contractor, and the remaining ten percent (10%) shall be due and payable upon substantial completion of such work, as determined by Landlord's architect and/or contractor.

                 (c) If Tenant elects to employ its own contractor to make such alterations and improvements, Landlord agrees to pay such contractor, up to the amount of the Tenant Improvement Allowance provided in subparagraph (a) above, promptly upon Landlord's receipt of (i) invoices for work performed and materials supplied and (ii) signed lien waiver and release forms from the applicable contractors, subcontractors and suppliers.

                 (d) Tenant acknowledges and agrees that if it does not perform the anticipated repainting, recarpeting, altering and upgrading of the tenant improvements of the Additional Premises during the first six (6) months immediately following the Lease Commencement Date-II, or if the cost of the work which Tenant does have performed in the Additional Premises is less than the amount of the Tenant Improvement Allowance, Landlord shall not be obligated to pay or to credit to Tenant and Tenant shall not be entitled to or have any claim or cause of action against Landlord with respect to such unused portion of the Tenant Improvement Allowance.

                 (e) Not more than ten (10) business days after the execution of this Amendment by Landlord and Tenant, Tenant shall notify Landlord of its election whether to have Landlord make or cause to be made the alterations and improvements to the Additional Premises or its intent to manage the performance of such work itself. In the event Tenant fails to notify Landlord within such ten (10) business day period of its election whether to have Landlord perform the work described in this Paragraph 6, Tenant shall be deemed to have elected to perform such work or cause such work to be performed itself. In the event Tenant elects to perform the work in the Additional Premises or fails to notify Landlord of its election, Tenant and its contractors shall be allowed access to the Additional Premises and the common areas of the seventh (7th) floor of the Office Building commencing on the earlier of (i) the day after the date on which Tenant makes its election or (ii) ten (10) business days after the date of this Amendment for the purpose of constructing and installing tenant improvements in the Additional Premises and to perform other related activity, and such construction, installation and related activity shall not be considered the commencement of beneficial use of the Additional Premises by Tenant.

                 (f) Except as otherwise provided in this Paragraph 6, Landlord shall not make and shall have no obligation to make any alterations (structural or otherwise), decorations, additions, improvements or repairs in or to the Additional Premises or the original Premises whatsoever.

         7. Right of First Offer. Landlord agrees that Tenant shall have the right (a) at any time during the second (2nd) or third (3rd) Lease Year of the Renewal Term or (b) at any time during the remainder of the Renewal Term provided Tenant has exercised its right to renew the Lease in accordance with the provisions of Paragraph 8 below or (c) at any time during the first (1st), second (2nd), third (3rd) or fourth (4th) Lease Year of the Second Renewal Term, as defined in Paragraph 8 below, to lease any space on the fourteenth (14th) floor of the Building (the "Expansion Space") as it becomes available following vacation of such leased space by the then current tenant of such space, subject to the following terms and conditions:

                 (i) Landlord shall notify Tenant of the availability of the Expansion Space.

                 (ii) The annual base rent to be paid by Tenant with respect to the Expansion Space shall be the same amount per square foot and shall be adjusted at the same time and in the same manner as the adjusted annual base rent then being paid by Tenant with respect to the original Premises.

                 (iii) For a period of five (5) days after Tenant's receipt of the notice described in subparagraph (i) above from Landlord, Tenant shall have the right to lease the Expansion Space from Landlord upon the terms and conditions set forth in the notice from Landlord to the extent not inconsistent with the provisions of this Paragraph 7 and the Lease. In the event Tenant agrees to lease the Expansion Space within such five (5) day period, Landlord and Tenant shall promptly execute an amendment to the Lease indicating the location and configuration of the Expansion Space and stating the Net Rentable Area thereof and the annual base rent therefore.

                 (iv) In no event shall Tenant have the right to lease less than all of the Expansion Space available.

                 (v) Tenant shall accept the Expansion Space in "as is" condition and Landlord shall not be obligated to provide Tenant a construction or moving allowance with respect to the Expansion Space nor to make any improvements, changes, alterations, modifications or decorations to the Expansion Space whatsoever. All work performed in the Expansion Space pursuant to this Paragraph 7 (iii) shall be performed in accordance with the terms and conditions of Article IX of the Lease.

                 (vi) Tenant shall be obligated to pay additional rent with respect to the Expansion Space in accordance with the provisions of Paragraph 5 hereof and Article IV of the Lease.

                 (vii) In the event Tenant does not agree to lease the Expansion Space within the five (5) day period provided in Paragraph 7 (iii) above, Landlord shall have the right to lease such space to any other person or entity upon any terms and conditions which Landlord desires, in its discretion.

                 (viii) The term of the lease for the Expansion Space shall be for a period of not less than one (1) year and shall be coincident with the remaining Renewal Term and, if applicable, the Second Renewal Term.

                 (ix) If Tenant is in default under the Lease, beyond any applicable notice and cure period, on the date Landlord's notice is given to Tenant by Landlord or at any time thereafter prior to the commencement of the term for such Expansion Space, then, at Landlord's option, Tenant's right to lease the Expansion Space shall lapse and be of no further force effect.

                 (x)      Tenant's rights under this Paragraph 7 are subject to
(1) Landlord's obligation to extend or renew the lease of the then current tenant of such space beyond the expiration date of such tenant's lease upon the terms and conditions to which Landlord and such tenant have agreed and (2) to the expansion rights of any other tenant occupying space in the Office Building on the date of this Amendment with respect to such tenant's right to lease all or any portion of the Expansion Space.

                 (xi) Tenant's rights under this Paragraph 7 are personal to Snyder Communications, L.P. and may be exercised only by Synder Communications, L.P. and shall not be exercisable by any assignee or subtenant of Synder Communications, L.P.

                 (xii) Tenant shall not be entitled to exercise its rights to lease the Expansion Space under this Paragraph 7 if at the time Tenant would otherwise be entitled to exercise its rights hereunder Tenant is occupying less than fifty percent (50%) of the Premises.

         8. Renewal. Landlord hereby grants to Tenant the conditional right, exercisable at Tenant's option, to renew the term of the Lease for one
(1) additional term of five (5) years. If exercised and if the conditions applicable hereto have been satisfied, such renewal term (the "Second Renewal Term") shall commence immediately following the end of the Renewal Term provided in Paragraph I of Amendment No. 1. The right of renewal herein granted to Tenant shall be subject to, and shall be exercised in accordance with, the following terms and conditions:

                 (a) Tenant shall exercise its right of renewal with respect to the Second Renewal Term by giving Landlord written notice (the "renewal option notice") of the exercise thereof not more than nine (9) and not less than six (6) months prior to the expiration of the Renewal Term. The preceding sentence notwithstanding, Tenant may exercise its right of renewal prior to nine (9) months prior to the expiration of the Renewal Term, if Tenant exercises its right to lease additional space on the fourteenth (14th) floor of the Building in accordance with the provisions of Paragraph 7 above. In the event the renewal option notice is not given timely, Tenant's right of renewal with respect to the Second Renewal Term shall lapse and be of no further force or effect. If Tenant shall be in default, beyond any applicable notice and cure period, under the Lease on the date the renewal option notice is given, or at any time thereafter on or before the commencement date of the Second Renewal Term, then, at Landlord's option, the renewal option notice shall be totally ineffective and Tenant's right of renewal as to the Second Renewal Term shall lapse and be of no further force or effect.

                 (b) Promptly following Landlord's timely receipt of the renewal option notice for the Second Renewal Term, Landlord and Tenant shall commence negotiations concerning the amount of annual base rent which shall be payable during each Lease Year of the Second Renewal Term, it being intended that such annual base rent shall be equal to ninety-five percent (95%) of the then prevailing fair market rent, including market concessions, for the Premises during the Second Renewal Term. The parties shall have thirty (30) days after Landlord's receipt of the renewal option notice in which to agree on the base rent which shall be payable during each year of the Second Renewal Term. The parties shall be obligated to conduct such negotiations in good faith. Among the factors to be considered by the parties during such negotiations shall be (i) the general office rental market in the North Bethesda, Maryland area, (ii) rental rates than being realized by other building owners of office buildings of comparable size, location and quality to the Office Complex in the North Bethesda, Maryland area, (iii) the rental rates then being obtained (and if there are no recent comparables (i.e., within the last six (6) months, rental rates then being quoted shall be considered) by Landlord to prospective tenants for comparable office space in "as is" condition in the Office Complex and (iv) the Basic Operating Charges Base Amount set forth in Paragraph 4.2 hereof. In no event, however, shall the base rent payable during any year of the Second Renewal Term be less than the base rent in effect under the Lease during the Lease Year immediately preceding the commencement of the Second Renewal Term. If the parties agree on the base rent payable during each year of the Second Renewal Term, they shall promptly execute an amendment to the Lease stating the rent to agreed upon.

                 (c) If, during the thirty (30) day period referred to in subparagraph (b) above, the parties are unable to agree on the base rent payable during the Second Renewal Term, then Tenant shall have the option either (i) to rescind its renewal option notice or (ii) to agree that the fair market rent shall be determined in accordance with the appraisal procedure set forth in this subparagraph (c). Tenant shall exercise its option, by giving Landlord written notice of its election within five (5) days of the termination of the thirty (30) day period provided for in subparagraph (b) above. If Tenant elects to rescind its renewal option notice, Tenant's right to renew the term of the Lease shall lapse and be of no further force or effect. If Tenant shall elect to proceed with the appraisal procedure provided in this subparagraph (c) then, within fifteen (15) days after Landlord's receipt of Tenant's election to proceed with the appraisal procedure, the parties shall appoint an appraiser who shall be mutually agreeable to both Landlord and Tenant, shall be a member, Appraisal Institute, and shall be knowledgeable in office rentals in the North Bethesda, Montgomery County, Maryland market. If the parties are unable to agree on an appraiser within such fifteen (15) day period, then each party shall appoint an appraiser (with the same qualifications) and the two (2) appraisers shall together appoint a third appraiser with the same qualifications. The appraiser or appraisers so appointed then shall determine, within sixty (60) days after the appointment of such appraiser or appraisers, the then fair market base rent for the Premises. Among the factors to be considered by the appraiser(s) in determining the fair market base rent for the Premises shall be those factors set out in subparagraph (b) above. The figure arrived at by the three appraisers, (or the average of the figures arrived at by the three appraisers, if applicable) shall be used as the fair market base rent for such renewal term. If the three appraiser method is chosen, then if any appraiser's estimate of fair market base rent is either (x) less than ninety percent (90%) of the average figure or
(y) more than one hundred ten percent (110%) of such average, the fair market rent will be either (1) the average of the remaining two (2) appraisal figures falling within such range of percentages, (2) the remaining appraisal which is within such range of percentages or (3) if none of the figures are within such range, the average of the three (3) appraisals. Landlord and Tenant shall each bear the cost of its appraiser and shall share equally the cost of the third appraiser.

                (d) During the Second Renewal Term, all of the terms, conditions, covenants and agreements set forth in the Lease shall continue to apply and be binding upon Landlord and Tenant, except that (i) the base rent payable during each year of the Second Renewal Term shall be the amount agreed upon by Landlord and Tenant in the manner provided in Paragraph 8 (b) above or as determined in accordance with Paragraph 8 (c) above and (ii) in no event shall Tenant have the right to renew the term of the Lease beyond the expiration of the Second Renewal Term.

                 (e) The base rent payable during the Second Renewal Term shall be increased as of the first day of the second Lease Year of the Second Renewal Term and on the first day of each and every Lease Year thereafter during the Second Renewal Term accordance with the provision of Paragraph 4 hereof.

                 (f) Tenant's rights of renewal under this Paragraph 8 are personal to and may be exercised only by Snyder Communications, L.P. and shall not be exercisable by any assignee or subtenant of Synder Communications, L.P.

                 (g) Tenant shall not be entitled to exercise its rights under this Paragraph 8 to renew the Renewal Term if at the time Tenant would otherwise be entitled to exercise its right of renewal Tenant is occupying less than fifty percent (50%) of the Premises.

         9.      General Provisions.   (a)  Except as expressly modified or
amended by this Amendment, all of the terms, conditions, covenants and agreements contained in the Lease (i) are incorporated herein by reference,
(ii) shall remain in full force and effect and (iii) shall be applicable to and binding upon Landlord and Tenant.

                 (b) Landlord and Tenant each represents and warrants to the other that neither of them has employed or dealt with any other broker, agent or finder in carrying on the negotiations relating to this Amendment. Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by Tenant or with whom Tenant has dealt in connection with this Amendment.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 2 to Lease Agreement as of the date and year first above written.

                                                   LANDLORD:

                                                   DEMOCRACY ASSOCIATES LIMITED
                                                   PARTNERSHIP, a Maryland limited partnership

                                                   By:      Boston Rockledge Associates Limited
                                                            Partnership, a Massachusetts limited
                                                            partnership, its General Partner

                                                   By:      Boston Democracy Associates Limited,
                                                            Limited Partnership, a Massachusetts limited partnership,
                                                            its General Partner

                                                   By:      Boston Democracy Associates General, a
                                                            Massachusetts limited partnership, its
                                                            General Partner

WITNESS:
/s/ Kathryn R. Stevenson                           By:      /s/ Edward H. Linde
- ------------------------                                    -----------------------------------------------------
                                                            Edward H. Linde
                                                            General Partner

TENANT:

                                                   SNYDER COMMUNICATIONS, L.P., a Delaware limited partnership

ATTEST:                                            By:      Snyder Communications, Inc.,
                                                            a Delaware corporation,
                                                            its General Partner


By:      /s/ Alfred Wise                           By:      /s/ Michele D. Snyder
         ---------------                                    ---------------------
Title:   Senior Vice President                     Title:   Treasurer


[CORPORATE SEAL]

                                AMENDMENT NO. 3
                                       TO
                                LEASE AGREEMENT

         This Amendment No. 3 to Lease Agreement (the "Amendment") is made as of the 5th day of October, 1994, by and between DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") and SNYDER COMMUNICATIONS, L.P., a Delaware limited partnership (hereinafter referred to as "Tenant").

                                   RECITALS:

         A. Landlord and Tenant have heretofore entered into a Lease Agreement dated July 30, 1992, as modified by that certain Lease Modification and Renewal Agreement dated as of June 11, 1993 ("Amendment No. 1") between Landlord and Tenant and as further modified by Amendment No. 2 to Lease Agreement dated July 29, 1994, ("Amendment No. 2") between Landlord and Tenant (collectively, the "Lease"), respecting the lease by Landlord to Tenant of certain premises, more particularly described therein, comprising 20,755 square feet of Net Rentable Area constituting a portion of the seventh (7th) floor and the entire fifteenth (15th) floor of the fifteen-story office building located at 6903 Rockledge Drive, Bethesda, Maryland (the "Office Building") and which Office Building is a part of the three office building complex known as Democracy Center (the "Office Complex").

         WHEREAS, Tenant desires to lease certain additional space on the fourteenth (14th) floor of the Office Building on the same terms and conditions as are provided in the Lease, except as otherwise provided herein; and

         WHEREAS, Landlord and Tenant wish to amend the Lease (i) to include in the description of the Space covered thereby an additional 3,159 square feet of Net Rentable Area on the fourteenth (14th) floor of the Office Building (the "Additional Space"), as depicted on Exhibit 1 attached hereto and made a part hereof and (ii) to modify the terms and provisions of the Lease as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and other good and valuable consideration the receipt and sufficiency of which hereby is acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

         1. Defined Terms. Except as otherwise provided herein all of the capitalized terms used herein shall have the same meanings as provided in the Lease.

         2. The Premises. Commencing on the Lease Commencement Date-III, as defined in Paragraph 3(a) below, the definition of the "Premises" in the Lease hereby is amended to include therein the Additional Space. In addition, commencing on the Lease Commencement Date-III, Exhibit 1, attached hereto, depicting the floor plan for the Additional Space, hereby is added to Exhibit A to the Lease. As a result, commencing on the Lease Commencement Date-III, the aggregate number of square feet of rentable area comprising the Premises hereby is increased to a total of 23,914 square feet. Commencing on the Lease Commencement Date-III, the Additional Space shall be subject to all the terms and conditions of the Lease, except as otherwise provided below.

         3.      Term.

                 (a) The term of the Lease with respect to the Additional Space shall commence on October 1, 1994 (the "Lease Commencement Date-III") and shall be coterminous with the Lease Term (i.e. through June 15, 1997); provided, however, if delivery of the Additional Space is delayed due to causes solely and directly attributable to Landlord's gross negligence or willfull misconduct, then the Lease Commencement Date-III shall be the earlier to occur of the date on which (i) Tenant commences beneficial use, as defined in Paragraph 3(a) of the Amendment No. 2, of the Additional Space or (ii) the Additional Space is substantially complete, as determined by Landlord's architect in its professional judgment. Notwithstanding anything to the contrary in this Amendment, all of the terms and conditions of the Lease, including without limitation the insurance, release and waiver of liability provisions set forth in Articles XIII and XV of the Lease, shall apply to and be effective with respect to the Additional Space commencing on the Lease Commencement Date-III except for the obligations to pay annual base rent and additional rent attributable to increases in operating expenses, which obligations shall commence on the Lease Commencement Date-III, but not prior to October 1, 1994.

                 (b) In the event that the delivery of possession of the Additional Space to Tenant is delayed beyond October 1, 1994, regardless of the reasons or causes of such delay, the Lease with respect to the Additional Space shall not be rendered void or voidable as a result of such delay, and the term of the Lease with respect to the Additional Space shall commence on the Lease Commencement Date-III; provided however, if Landlord is performing the work described in Paragraph 6 hereof and substantial completion of such work is delayed beyond October 1, 1994 due to causes within Tenant's reasonable control or for any of the reasons set forth in Section 25.21 of the Lease or due to causes other than Landlord's gross negligence or willful misconduct, then the term of the Lease with respect to the Additional Space shall commence on the day the Additional Space would have been delivered to Tenant but for such delays but in no event earlier than October 1, 1994. In no event shall Landlord have any liability whatsoever to Tenant on account of any such delay.

         4.      Base Rent.

                 (a) Commencing on the Lease Commencement Date-III, but not prior to October 1, 1994, and continuing until the first adjustment is made pursuant to the next sentence, Tenant shall pay to Landlord as annual base rent for the Additional Space an amount equal to the product of (i) the dollar amount per square foot of annual base rent being paid by Tenant on the Lease Commencement Date-III with respect to the original Premises multiplied by (ii) number of square feet of Net Rentable Area in the Additional Space which amount shall be subject to increase and adjustment as provided in paragraph 4(b) below. The annual base rent for the Additional Space shall be payable as provided in Section 3.1 of the Lease and shall be adjusted each Lease Year at the same times and in the same manner as provided in Section
3.2 of the Lease with respect to adjustments in the annual base rent payable for the original Premises.

                 (b) In the event the costs to design, construct and improve the original Premises, Additional Premises and/or the Additional Space exceeds the sum of the Tenant Improvement Allowance, as defined in Paragraph 6(a) of Amendment No. 2, and the Additional Tenant Improvement Allowance, as defined in Paragraph 6(a) below (collectively, the "Excess Improvement Costs"), then the annual base rent with respect to the original Premises, Additional Premises and/or the Additional Space, as the case may be, shall be increased by an amount necessary to amortize the Excess Improvement Costs, or such portion thereof as Tenant may determine, at a rate of ten percent (10%) per annum over the remainder of the Lease Term (excluding any renewal term) applicable to the original Premises, Additional Premises or the Additional Space, as the case may be. Any portion of the Excess Improvement Costs which Tenant determines not to amortize over the remaining Lease Term shall be paid to Landlord in accordance with the provisions of Paragraph 6 hereof or Paragraph 6 of Amendment No. 2, as applicable. Promptly after Tenant notifies Landlord of the portion of the Excess Improvement Cost which it desires to amortize and include in annual base rent, Landlord and Tenant shall enter into a letter agreement stating the amount by which the annual base rent shall be increased.

         5. Additional Rent. The provisions of Article IV of the Lease, respecting the payment by Tenant of its proportionate share of increases in certain operating expenses incurred by Landlord in the operation of the Office Complex, shall be applicable to this lease of the Additional Space. Accordingly, commencing on the Lease Commencement Date-III, but not prior to October 1, 1994, Tenant's proportionate share of increases in such operating expenses shall be determined with reference to the entire Premises, including the Additional Space.

         6.      Condition of the Additional Space.

                 (a) Landlord shall deliver and Tenant agrees to accept the Additional Space in its present "as is" condition. The preceding sentence notwithstanding, it is understood and agreed that Tenant intends during the first six (6) months immediately following the Lease Commencement Date-III, to make certain alterations and improvements to the original Premises and/or the Additional Space. All such alterations and improvements shall be subject to the provisions of Article IX of the Lease and shall be made at Tenant's sole cost and expense; provided, however, that subject to the terms and provisions of this Paragraph 6, Landlord agrees to provide Tenant with an improvement allowance (the "Additional Tenant Improvement Allowance") in an amount up to but not exceeding the product of Ten Dollars ($10.00) multiplied by the number of square feet of Net Rentable Area in the Additional Space. The Additional Tenant Improvement Allowance shall be applied, as hereinafter set forth, to all "hard" and "soft" costs incurred in connection with the design, construction and installation of additional tenant improvements in the original Premises and/or the Additional Space, including, without limitation, any and all architectural, engineering and consulting fees. The funding of the Additional Tenant Improvement Allowance is subject to the fulfillment by Tenant of all covenants and conditions set forth in the Lease and this Amendment. In the event the entire Additional Tenant Improvement Allowance is not utilized during the first six (6) months immediately following the Lease

Commencement Date-III for repainting, recarpeting, altering and upgrading the tenant improvements in the original Premises and/or the Additional Space, Landlord shall not be obligated to pay or to credit to Tenant and Tenant shall not be entitled to or have a claim or cause of action against Landlord with respect to the difference between the Additional Tenant Improvement Allowance and the actual costs and expenses, if any, incurred in connection with repainting, recarpeting, altering, upgrading and otherwise renovating the tenant improvements in the original Premises and/or Additional Space.

                 (b) If Tenant requests Landlord to make such alterations and improvements, Landlord agrees to cause its contractor to perform such work. Subject to the provisions of Paragraph 4(b) above, Tenant agrees to pay Landlord, promptly upon being billed therefor, all costs and expenses incurred by Landlord in connection therewith in excess of the Additional Tenant Improvement Allowance provided in subparagraph (a) above. Such costs and expenses shall include all amounts charged by Landlord's contractor for performing such work and providing such materials (including the contractor's general conditions, overhead and profit), plus an amount equal to ten percent (10%) of the contractor's charges as compensation for Landlord's overhead and Landlord's direct and indirect costs of supervising construction and installation of the tenant improvements in the Additional Space. Subject to provisions of Paragraph 4(b) above, Tenant will be billed for one-half (1/2) of the costs and expenses in excess of the Additional Tenant Improvement Allowance provided in subparagraph (a) above upon approval of the cost estimates for such work and materials. Subject to provisions of Paragraph 4(b) above, forty percent (40%) of all such costs and expenses in excess of the Additional Tenant Improvement Allowance shall be due and payable when such work is one-half (1/2) completed, as determined by Landlord's architect and/or contractor, and the remaining ten percent (10%) shall be due and payable upon substantial completion of such work, as determined by Landlord's architect and/or contractor.

                 (c) If Tenant elects to employ its own contractor to make such alterations and improvements, Landlord agrees to pay such contractor, up to the amount of the Additional Tenant Improvement Allowance provided in subparagraph (a) above, promptly upon Landlord's receipt of (i) invoices for work performed and materials supplied and (ii) signed lien waiver and release forms from the applicable contractors, subcontractors and suppliers.

                 (d) Tenant acknowledges and agrees that if it does not perform the anticipated repainting, recarpeting, altering and upgrading of the tenant improvements in the original Premises and/or the Additional Space during the first six (6) months immediately following the Lease Commencement Date-III, or if the cost of the work which Tenant does have performed in the original Premises and/or the Additional Space is less than the amount of the Additional Tenant Improvement Allowance, Landlord shall not be obligated to pay or to credit to Tenant and Tenant shall not be entitled to or have any claim or cause of action against Landlord with respect to such unused portion of the Additional Tenant Improvement Allowance.

                 (e) Not more than ten (10) business days after the execution of this Amendment by Landlord and Tenant, Tenant shall notify Landlord of its election whether to have Landlord make or cause to be made the alterations and improvements to the original Premises and/or the Additional Space or its intent to manage the performance of such work itself. In the event Tenant fails to notify Landlord within such ten (10) business day period of its election whether to have Landlord perform the work described in this Paragraph 6, Tenant shall be deemed to have elected to perform such work or cause such work to be performed itself. In the event Tenant elects to perform the work in the Additional Space or fails to notify Landlord of its election, Tenant and its contractors shall be allowed access to the Additional Space and the common areas of the fourteenth (14th) floor of the Office Building commencing on the earlier of (i) the day after the date on which Tenant makes its election or
(ii) ten (10) business days after the date of this Amendment for the purpose of constructing and installing tenant improvements in the Additional Space and to perform other related activity, and such construction, installation and related activity shall not be considered the commencement of beneficial use of the Additional Space by Tenant.

                 (f) Except as otherwise provided in this Paragraph 6, Landlord shall not make and shall have no obligation to make any alterations (structural or otherwise), decorations, additions, improvements or repairs in or to the Additional Space or the original Premises whatsoever.

         7.      General Provisions.

                 (a) Except as expressly modified or amended by this Amendment, all of the terms, conditions, covenants and agreements contained in the Lease, including, without limitation, Tenant's right of first offer and right of renewal set forth in Paragraphs 7 and 8, respectively, of Amendment No. 2, (i) are incorporated herein by reference, (ii) shall remain in full force and effect and (iii) shall be applicable to and binding upon Landlord and Tenant.

                 (b) Landlord and Tenant each represents and warrants to the other that neither of them has employed or dealt with any other broker, agent or finder in carrying on the negotiations relating to this Amendment. Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by Tenant or with whom Tenant has dealt in connection with this Amendment.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 3 to Lease Agreement as of the date and year first above written.


                                                   LANDLORD:

                                                   DEMOCRACY ASSOCIATES LIMITED
                                                   PARTNERSHIP, a Maryland limited partnership

                                                   By:      Boston Rockledge Associates Limited
                                                            Partnership, a Massachusetts limited
                                                            partnership, its General Partner

                                                   By:      Boston Democracy Associates Limited,
                                                            Limited Partnership, a Massachusetts limited
                                                            partnership, its General Partner

                                                   By:      Boston Democracy Associates General, a
                                                            Massachusetts limited partnership, its
                                                            General Partner

WITNESS:
/s/ Kathryn R. Stevenson                           By:      /s/ Edward H. Linde
- ------------------------------------                        ----------------------------------------------------------
                                                            Edward H. Linde
                                                            General Partner

                                                   TENANT:

                                                   SNYDER COMMUNICATIONS, L.P., a Delaware
                                                   limited partnership

ATTEST:                                            By:      Snyder Communications, Inc.,
                                                            a Delaware corporation,
                                                            its General Partner


By:      /s/                                       By:      /s/
         ---------------------------                        ------------------------------
Title:   Director, Business Analysis               Title:   Executive Vice President

[CORPORATE SEAL]

                       AMENDMENT NO. 4 TO LEASE AGREEMENT

         This Amendment No. 4 to Lease Agreement (this "Amendment") is made as of the 7th day of September, 1995, by and between DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") and SNYDER COMMUNICATIONS, L.P., a Delaware limited partnership (hereinafter referred to as "Tenant").

                               R E C I T A L S :

         A. Landlord and Tenant have heretofore entered into a Lease Agreement dated as of July 30, 1992, as modified by that certain Lease Modification and Renewal Agreement dated as of June 11, 1993 ("Amendment No. 1") between Landlord and Tenant, that certain Amendment No. 2 to Lease Agreement dated July 29, 1994 ("Amendment No. 2") between Landlord and Tenant, and that certain Amendment No. 3 to Lease Agreement dated as of October 5, 1994 ("Amendment No. 3") between Landlord and Tenant (collectively, the "Lease"), respecting the lease by Landlord to Tenant of certain premises, more particularly described therein, comprising 23,914 square feet of Net Rentable Area constituting a portion of the seventh (7th) and fourteenth (14th) floors and the entire fifteenth (15th) floor of the fifteen-story office building located at 6903 Rockledge Drive, Bethesda, Maryland (the "Office Building 2") and which Office Building 2 is a part of the three office building complex known as Democracy Center (the "Office Complex").

         B. Tenant desires to lease certain additional space comprising the entire fourth (4th) floor of the nine-story office building in the Office Complex located at 6905 Rockledge Drive, Bethesda, Maryland (the "Office Building 3"), on the same terms and conditions as are provided in the Lease, except as otherwise provided herein; and

         C. Landlord and Tenant wish to further amend the Lease (i) to include in the description of the space covered thereby an additional 23,544 square feet of Net Rentable Area on the fourth (4th) floor of Office Building 3 (the "Building 3 Space"), as depicted on Exhibit 1 attached hereto and made a part hereof and (ii) to modify the terms and provisions of the Lease as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

         1. Defined Terms. Except as otherwise provided herein, all of the capitalized terms used herein shall have the same meanings as provided in the Lease.

         2. The Premises. Commencing on the Lease Commencement Date-IV and continuing through the Building 3 Space Term, each as defined in Paragraph 3(a) below, (a) the definition of the "Premises" in the Lease hereby is amended to include therein the Building 3 Space, and (b) Exhibit 1 attached hereto, depicting the floor plan for the Building 3 Space, hereby is added to

Exhibit A to the Lease. As a result, during the Building 3 Space Term, the aggregate number of square feet of rentable area comprising the Premises hereby is increased to a total of 47,458 square feet. During the Building 3 Space Term, the Building 3 Space shall be subject to all the terms and conditions of the Lease, except as otherwise provided below. With respect to the Building 3 Space, all references in the Lease to "Building" shall mean Office Building 3.

         3. Term. The term of the Lease with respect to the Building 3 Space (the "Building 3 Space Term") shall commence on September 1, 1995 (the "Lease Commencement Date-IV") and shall continue through August 31, 1996, subject to earlier termination as provided in the Lease (as amended hereby). Notwithstanding anything herein or in the Lease to the contrary, either Landlord or Tenant shall have the right to terminate the Lease with respect to the Building 3 Space only, without penalty, by providing at least forty-five
(45) days prior written notice to the other party. At the expiration or earlier termination of the Building 3 Space Term, Tenant shall surrender the Building 3 Space to Landlord in accordance with Section 8.1 of the Lease. With respect to the Building 3 Space, all references in the Lease to "Lease Term" shall be deemed to mean "Building 3 Space Term."

         4. Base Rent. Commencing on the Lease Commencement Date-IV and continuing through the Building 3 Space Term, Tenant shall pay to Landlord as annual base rent for the Building 3 Space an amount equal to One Hundred Twenty Thousand Dollars ($120,000). The annual base rent for the Building 3 Space shall be payable as provided in Sections 3.1 and 3.2 of the Lease; provided, however, that such rent shall not be increased as provided in Section 3.2 of the Lease. Notwithstanding anything to the contrary set forth in the Lease, no abatements, concessions or allowances of any kind shall apply with respect to the Building 3 Space.

         5. Additional Rent. The provisions of Article IV of the Lease, respecting the payment by tenant of its proportionate share of increases in certain operating expenses incurred by Landlord in the operation of the Office Complex, shall not apply to the Building 3 Space.

         6. Condition of the Building 3 Space. Landlord shall deliver and Tenant agrees to accept the Building 3 Space in its "as is" condition as of the Lease Commencement Date-IV. The preceding sentence notwithstanding, it is understood and agreed that Tenant intends to make certain minor alterations and improvements to the Building 3 Space. All such alterations and improvements shall be subject to the provisions of Article IX of the Lease and shall be made at Tenant's sole cost and expense. Landlord shall have no obligation to make any alterations (structural or otherwise), decorations, additions, improvements or repairs in or to the Building 3 Space, the Premises or the Office Complex whatsoever.

         7. Parking. During the Building 3 Space Term Tenant shall have the right to use (at no cost to Tenant) eighty (80) additional monthly parking permits for the parking of standard-sized passenger automobiles in the Garage (as defined in Section 24.1 of the Lease) or in the surface parking areas of the Office Complex not designated for the exclusive use of particular tenants in the Office Complex, such permits to be used for surface or Garage parking, as determined by Landlord in its sole discretion.

         8. Assignment and Subletting. Notwithstanding anything to the contrary set forth in the Lease, Tenant shall not assign this Lease or sublet all or any portion of the Building 3 Space.

         9. General Provisions. (a) Tenant's right of first offer and right of first renewal set forth in Paragraphs 7 and 8, respectively, of Amendment No. 2 shall not apply with respect to the Building 3 Space. Except as expressly modified or amended by this Amendment, all of the terms, conditions, covenants and agreements contained in the Lease (i) are incorporated herein by reference, (ii) shall remain in full force and effect and (iii) shall be applicable to and binding upon Landlord and Tenant.

                 (b) Landlord and Tenant each represents and warrants to the other that neither of them has employed or dealt with any other broker, agent or finder in carrying on the negotiations relating to this Amendment. Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by Tenant or with whom Tenant has dealt in connection with this Amendment.

 [On next page is Exhibit 1,  a map of the fourth floor area leased by Tenant.]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 4 to Lease Agreement as of the date and year first above written.

                                                   LANDLORD:

                                                   DEMOCRACY ASSOCIATES LIMITED
                                                   PARTNERSHIP, a Maryland limited partnership

                                                   By:      Boston Rockledge Associates Limited Partnership,
                                                            a Massachusetts limited partnership, its General Partner

                                                   By:      Boston Democracy Associates Limited, Limited
                                                            Partnership, a Massachusetts limited partnership,
                                                            its General Partner

                                                   By:      Boston Democracy Associates General, a Massachusetts
                                                            limited partnership, its General Partner

WITNESS:

/s/ Kathryn R. Stevenson                                    By:      /s/ Edward H. Linde
- --------------------------------------------                         -----------------------------------------
                                                                     Edward H. Linde
                                                                     General Partner

                                                   TENANT:

                                                   SNYDER COMMUNICATIONS, L.P., a Delaware
                                                   limited partnership

ATTEST:                                            By:      Snyder Communications, Inc., a Delaware
                                                            corporation, its General Partner

By:      /s/ Vincent Candida                                By:      /s/
         -------------------                                         -------------------------------------------

Title:                                                      Title:   Executive Vice President
         --------------------

[CORPORATE SEAL]

                                LEASE AGREEMENT

         This LEASE AGREEMENT is made and entered into as of the ____ day of January, 1995, by and between DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP, a limited partnership formed and existing under the laws of the State of Maryland, having a business address of c/o Boston Properties, Inc., 500 E Street, S.W., Washington, D.C. 20024 ("Landlord"), and SNYDER COMMUNICATIONS, L.P., having a business address of 6903 Rockledge Drive, Bethesda, Maryland 20817 ("Tenant").

                                   RECITALS:

         A. Landlord and Tenant have heretofore entered into a Lease Agreement dated July 30, 1992, as modified by that certain Lease Modification and Renewal Agreement dated as of June 11, 1993 (the "Renewal Agreement") between Landlord and Tenant and as further amended by Amendment No. 2 to Lease Agreement dated as of July 29, 1994 ("Amendment No. 2") between Landlord and Tenant (collectively, the "Lease"), respecting the lease by Landlord to Tenant of certain premises, more particularly described therein, comprising 16,492 square feet of Net Rentable Area constituting the entire fifteenth (15th) floor and 4,263 square feet of Net Rentable Area on the seventh (7th) floor of the fifteen-story office building located at 6903 Rockledge Drive, Bethesda, Maryland (the "Building") and which Building is a part of the three office building complex known as Democracy Center (the "Office Complex").

         B. Landlord and Tenant desire to enter into this Lease respecting the lease by Tenant of certain storage space in the Building.

NOW, THEREFORE, the parties agree as follows:

         1. LEASED PREMISES. Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, for the term and upon the term, conditions, covenants and agreements set forth herein, the premises which include 189 square feet of space on the P-2 parking level of the Building, which premises are hereinafter referred to as the "leased premises".

         2. TERM. Subject to and upon the terms and conditions set forth herein, and/or in any exhibit or addendum hereto, the term of this Lease shall be for two (2) years and six (6) months commencing on February 6, 1995, and continuing in full force until June 15, 1997 (the "Lease Term"), which is coterminous with the lease term under the Renewal Agreement, with respect to the leased premises described in Paragraph 1 above.

         3.      BASE RENT.

                 (a) Tenant covenants to pay to Landlord at its main office, or at such other place, notice of which Landlord may from time to time give to Tenant, base rent as set forth below and all other payments and charges herein provided for to be paid by Tenant.

                 (b) As base rent for the leased premises, during each Lease Year of the Lease Term, Tenant agrees to pay Landlord an amount equal to the product of Eight Dollars and Fifty Cents ($8.50) multiplied by the total number of square feet of rentable area in the leased premises, which amount shall be subject to annual adjustment as provided in Paragraph 3(c) below and shall be increased during the first (1st) Lease Year as provided in the next sentence.

                 (c) Commencing on February 6, 1996 and on each and every February 6 thereafter during the Lease Term, the annual base rent shall be increased by four percent (4%) of the amount of the annual base rent payable for the preceding Lease Year.

                 (d) For purposes of this Lease, the term "Lease Year" shall mean each period of twelve (12) consecutive calendar months commencing on February 6 and continuing through the following February 5 during the Lease Term; except that the final Lease Year shall include only the months of February 6 through June 15, 1997.

                 (e) The total annual base rent payable hereunder during each Lease Year, or portion thereof, shall be divided into equal monthly installments. Tenant agrees to pay each monthly installment of annual base rent in advance, on the first day of each month during the Lease Term, without prior demand, deduction or setoff.

                 (f) If Landlord shall at any time accept rent after it shall be come due and payable, such acceptance shall not excuse a delay upon subsequent occasions, nor shall it constitute or be construed as a waiver of any of Landlord's rights hereunder.

         4. USE. It is understood and agreed that the leased premises shall be used and occupied by Tenant for file and general office equipment storage and for no other purpose and that Tenant shall comply with all applicable laws, ordinances, governmental regulations, and all protective covenants and restrictions of record affecting such use.

         5. IMPROVEMENTS FURNISHED BY LANDLORD. Tenant agrees to, and hereby does, accept the leased premises in their present "as is" condition. Landlord shall have no obligation to make any improvement to the leased premises or the Building at any time during the term of this Lease.

         6. SERVICES PROVIDED BY LANDLORD. Except as otherwise provided herein, Landlord agrees, at its cost, to furnish Tenant during the term of the Lease with electric lighting service for all common areas and special areas of the Building (including the leased premises) in the manner and to the extent deemed by Landlord, in its sole discretion, to be standard.

         Failure by Landlord to any extent to furnish these defined services, or any cessation thereof, resulting from causes beyond the control of Landlord shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor entitle Tenant to an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereunder.

         7. REPAIRS AND MAINTENANCE. (a) Landlord shall not be required to make any improvements or repairs of any kind or character to the leased premises during the term of this Lease, except such repairs as may be necessary because of damages by persons other than Tenant, its agents, employees, invitees or visitors, and as may be necessary solely because of the gross negligence of Landlord which repairs shall be made by Landlord at its expense beginning not more than fifteen (15) days after written notice thereof by Tenant.

                 (b) In the event of any material damage to the leased premises or the Building during the term of this Lease, Tenant shall have the option to make the necessary repairs, subject to Landlord's prior approval. If such damage renders the leased premises, or substantial portion thereof, untenantable for a period exceeding thirty (30) calendar days, Tenant shall have the further option to terminate this Lease.

         8. LANDLORD'S INSURANCE. Tenant agrees not to do or permit anything to be done, in or about the leased premises that will in any increase the rate paid by Landlord for fire, liability and casualty insurance on the Building or impair or invalidate the obligation of any policy of insurance with respect to the leased premises or the Building in which the leased premises are situated. Tenant agrees to pay, upon demand, as additional rent, any increase in insurance premiums resulting from the business carried on in the leased premises, even though Landlord has consented to same.

         9.      INDEMNIFICATION/TENANT'S INSURANCE.   (a)  Tenant agrees to
indemnify and save Landlord harmless from and against any and all claims, damages, costs and expenses, including reasonable attorney's fees, arising from the conduct and operation of the business conducted in the leased premises or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of the Lease, or from any act of Tenant, its agents, contractors, servants, employees, sublessees, customers, invitees, or licensees in or about the leased premises. In case any action or proceedings be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants and agrees to defend such action or proceedings by counsel satisfactory to Landlord.

                 (b) Tenant hereby represents and warrants to Landlord that the general liability, contents and property insurance which it is required to maintain pursuant to Article XIII of the Lease shall and does cover Tenant's use and occupancy of the leased premises. If Tenant fails to comply with such insurance requirements, Landlord may obtain such insurance and keep the same in effect and Tenant shall pay Landlord the premium cost thereof upon demand as additional rent.

         10. ALTERATIONS/INSTALLATIONS. Tenant agrees not to make any alteration in or addition to the leased premises.

         11. OCCUPANCY STANDARD/LAWS AND REGULATIONS. (a) If required by the applicable laws. rules or regulations of the State of Maryland, Montgomery County or other municipality, Tenant shall obtain a certificate of occupancy for the leased premises at Tenant's expense. Tenant shall not use or occupy or permit the leased premises to be used or occupied, nor do or permit anything to be done in or on the leased premises in whole or in part, in any manner which would in any way (i) make void or voidable any insurance carried by Tenant or Landlord hereunder with respect thereto, or which may make it impossible to obtain fire or other insurance thereof, (ii) violate any laws, regulations, ordinances or requirements of any governmental, public or quasi-public authorities now existing or hereafter created, having jurisdiction in or over the leased premises (iii) tend to create a nuisance or tend to disturb other tenants of the Building, or (iv) damage the Building or the leased premises.

                 (b) In the event any governmental, public or quasi-public authority, now existing or hereafter created, shall find, rule, state, decree or order that the use of the Premises provided in Paragraph 4 hereof is invalid, improper, illegal or otherwise not permitted by law, then (i) this Lease shall terminate and be void and of no further force or effect and (ii) Tenant agrees that it shall have no claim, cause or right of action against Landlord arising out of or with respect to the termination of this Lease, otherwise attributable to the value of the unexpired term of this Lease, any loss of profits or goodwill or severance damages.

         12. ACCESS TO LEASED PREMISES. Landlord reserves for itself and its representatives the right to enter upon the leased premises at all reasonable hours for the purpose of inspecting the same and making repairs, additions or alterations to the Building in which the leased premises are located. The exercise by Landlord of any of its rights under this paragraph shall not be deemed an eviction or disturbance of Tenant's use and possession of the leased premises.

         13. EMINENT DOMAIN. If the leased premises shall be taken by any governmental or quasi-governmental authority or any other person possessing the power of eminent domain pursuant to such power of eminent domain, this Lease shall terminate when title to the leased premises is taken by the condemning authority and base rent shall be adjusted pro rata to such date. In the event of such taking, Tenant shall be entitled to claim, prove and receive in the condemnation proceedings only such award as may be allowed for movable fixtures and any equipment installed in the leased premises by Tenant, but only if such award is made by the condemnation court in addition to the awards made by it for the land, the Building and the value of the leasehold, which latter shall be the property of the Landlord and the Tenant hereby assigns to Landlord all its right, title and interest in and to any such awards.

         14.     DAMAGE TO LEASED PREMISES.

                 (a) Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim, including but not limited to claims for the interruption of or loss to Tenant's business, based on, arising out of or resulting from any cause whatsoever. Any goods, property or personal effects stored or placed by Tenant or its employees in or about the leased premises or the Building shall be at the sole risk of Tenant, and Landlord shall not in any manner be held responsible therefor.

                 (b) In the event the leased premises shall be destroyed, or so damaged by fire, explosion, windstorm or other casualty as to be untenantable, unless (i) Landlord shall elect to make the necessary repairs or (ii) Tenant shall make the election reserved to it by Paragraph 7 hereof to make the necessary repairs to the leased premises, this Lease shall terminate upon ten (10) days written notice from either party to the other.

         15. ASSIGNMENT OR SUBLETTING. Tenant agrees not to sell, assign, mortgage, pledge or in any manner transfer this Lease or any estate or interest hereunder, nor to sublet the leased premises or any part or parts thereof, nor to permit any licensee therein without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. Consent by Landlord in any one instance shall not be a waiver of Landlord's rights under this paragraph as to any subsequent instance. Landlord's rights to assign this Lease are and shall remain unqualified.

         16.     REMEDIES OF LANDLORD.   (a)  Landlord may terminate this Lease
upon the happening of any one or more of the following events: (i) the failure of Tenant to pay an installation of rent, or any other payment, or charge herein provided for, more than five (5) days after the date when due; (ii) the violation by Tenant of, or its failure to perform or threat to break, any material covenant or agreement herein contained, if such continues after ten
(10) days, and if Tenant does not within such period commence to cure such violation, failure, or threat and thereafter diligently complete the same;
(iii) subject to the provisions of Paragraph 18 below, failure to vacate the premises as of June 15, 1997; or (iv) any default by Tenant under Article XIX of the Lease.

                 (b) Upon such termination of this Lease, Landlord may re-enter the leased premises with or without process of law, using such force as may be necessary, and remove all persons and chattels therefrom and Landlord shall not be liable for damages or otherwise by reason of re-entry or termination of this Lease nor shall such re-entry or termination waive, bar, or in any way prejudice any other remedies available to Landlord. Notwithstanding such termination, the liability of Tenant for the rent provided for herein shall not be extinguished for the balance of the term remaining after said termination and Landlord shall be entitled to recover immediately as liquidated damages an amount equal to the rent for the said balance of the term, less the fair rental value of the leased premises for the said balance of the term, as determined by rental of, or responsible offers to rent the leased premises.

                 (c) In the event of any breach hereunder, beyond any applicable notice and cure period, by Tenant, Landlord may immediately or at any time thereafter, without notice, cure such breach for the account and at the expense of Tenant. If Landlord at any time, by reason of such breach, is compelled to pay, or elects to pay any sum of money or do any act that will require the payment of any sum of money, or is compelled to incur any expense, including reasonable attorneys' fees, in instituting or prosecuting any action or proceeding to enforce Landlord's rights hereunder, the sum or sums paid by Landlord, with interest thereon at the rate of twelve percent (12%) per annum from the date of payment thereof, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the payment of such respective sums or expenses.

                 (d) When this Lease is terminated in accordance with this Paragraph 16, Tenant will yield up possession to Landlord on the date of termination, and failing to so do, will pay as liquidated damages for each day possession is withheld an amount equal to double the amount of the daily base rent computed on a thirty-day month basis.

                 (e) All rights and remedies of Landlord herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises. Any base rent, additional rent, or other payment or charge herein provided for may be recovered by the Landlord from the Tenant by distress or action or by any legal process as may at the time be in operation and force in like cases relating to proceedings between landlords and tenants.

                 (f) Notwithstanding any of the other rights of Landlord set forth in the Lease, during the term of this Lease, should the rent or other charges reserved herein remain unpaid on the fifth (5th) day after the date when the same ought to be paid, the Landlord may elect to waive such default and Landlord, at its option, may make a service charge for the purpose of defraying the expenses incidental to handling delinquent payments. Such charge shall be in an amount of five percent (5%) of the delinquent rent and charges for each month, or part thereof, during which said rent and charges remain delinquent or a minimum charge of Ten Dollars ($10.00) per month, whichever shall be greater.

         17. NOTICES. Any notice or demand required or permitted under this Lease shall be in writing and shall be sent by registered or certified mail to Tenant at the address of the leased premises and to Landlord at the address set forth at the beginning of this Lease Agreement, and either party may by like notice at any time and from time to time designate a different address to which notice shall be sent. Notices given in accordance with these provisions shall be deemed given when mailed.

         18. RENEWAL. Provided that Tenant exercises its right to renew the term of the Office Lease pursuant to Paragraph 8 of Amendment No. 2, Landlord hereby grants to Tenant the conditional right, exercisable at Tenant's option, to renew the term of the Lease for one (1) additional term of five (5) years. If exercised and if the conditions applicable thereto have been satisfied, such renewal term (the "Renewal Term") shall commence immediately following the end of the initial Lease Term provided in Paragraph 2 above. The right of renewal herein granted to Tenant shall be subject to, and shall be exercised in accordance with the following terms and conditions:

                 (a) Tenant shall exercise its right of renewal with respect to the Renewal Term by giving Landlord written notice of the exercise thereof (the "renewal option notice") not less than six (6) months and not more than nine (9) months prior to the expiration of the Lease Term. In the event that the renewal option notice is not given in a timely manner, Tenant's right of renewal with respect to the Renewal Term shall lapse and be of no further force or effect. If Tenant shall be in default under the Lease on the date the renewal option notice is given or any time thereafter on or before the commencement date of the Renewal Term, then, at Landlord's option, the renewal option notice shall be totally ineffective and Tenant's right of renewal as to the

Renewal Term shall lapse and be of no further force or effect.

                 (b) Commencing on the first (1st) day of the Renewal Term and on the first (1st) day of each and every Lease Year thereafter during the Renewal Term, the annual base rent payable for such Lease Year of the Renewal Term shall be the amount of annual base rent payable for the Lease Year immediately preceding such Lease Year increased by four percent (4%). Annual base rent during each Lease Year of the Renewal Term shall be adjusted and paid in the manner and at the time set forth in Paragraph 3 above.

                 (c) During the Renewal Term, all of the terms, conditions, covenants and agreements set forth in the Lease shall continue to apply and be binding upon Landlord and Tenant, except that (i) the base rent payable during each year of the Renewal Term shall be the amount calculated in accordance with Paragraph 18(b) above and (ii) in no event shall Tenant have the right to renew the Lease Term, or any renewal term thereof, beyond the expiration of the Renewal Term.

         19.     GENERAL.

                 (a) Tenant hereby represents and warrants to Landlord that all necessary corporate action has been taken to enter into this Lease and that the person signing this Lease on behalf of Tenant has been duly authorized to do so.

                 (b) Nothing contained in this Lease shall be deemed or construed parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant other than the relationship of landlord and tenant. No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers of any covenant, term or conditions of this Lease by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or any subsequent similar act by Tenant. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. The laws of the State of Maryland shall govern the validity, performance and enforcement of this Lease.

                 (c) This Lease contains the entire agreement between the parties with respect to the subject matter hereof and each party acknowledges that it did not, in entering into this Lease, rely upon any representation or promises made by or on behalf of the other except as expressly set forth herein. Landlord and Tenant hereby waive trial by jury in any action or proceeding brought by either of them against the other on any matters whatsoever arising out of, or by virtue of the terms of this Lease.

                 (d) The capitalized terms used in this Lease shall have the same meanings herein as defined in the Renewal Agreement.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Agreement as of the date and year first written above.

                                                   Landlord:

                                                   DEMOCRACY ASSOCIATES LIMITED
                                                   PARTNERSHIP, a Maryland limited partnership

                                                   By:      Boston Rockledge Associates Limited
                                                            Partnership, a Massachusetts limited
                                                            partnership, its General Partner

                                                   By:      Democracy Associates Limited,
                                                            Limited Partnership, a Massachusetts
                                                            limited partnership, its General Partner

                                                   By:      Boston Democracy Associates General,
                                                            its General Partner

WITNESS:


/s/ Dianne Regan                                   By:      /s/ Edward H. Linde
- ---------------------------------------                     -------------------------------------------
                                                            Edward H. Linde
                                                            General Partner


                                                   Tenant:

WITNESS:                                           SNYDER COMMUNICATIONS, L.P.,
                                                   a Delaware limited partnership


/s/                                                By:      /s/
- -----------------------------------------                   --------------------------------------------





                                       9